EXHIBIT 10.67




                          AGREEMENT AND PLAN OF MERGER


                          dated as of February 22, 2004


                                      among


                          TRINITY LEARNING CORPORATION


                                 PROSOFTTRAINING


                                       and


                              MTX ACQUISITION CORP.

                                TABLE OF CONTENTS

                                                                            Page

ARTICLE I      THE MERGER......................................................1

     SECTION 1.1      The Merger...............................................1

     SECTION 1.2      Effective Time...........................................2

     SECTION 1.3      Closing of the Merger....................................2

     SECTION 1.4      Effects of the Merger....................................2

     SECTION 1.5      Articles of Incorporation and Bylaws.....................2

     SECTION 1.6      Directors................................................2

     SECTION 1.7      Officers.................................................2

     SECTION 1.8      Corporate Headquarters...................................3

ARTICLE II     CONVERSION OF SECURITIES........................................3

     SECTION 2.1      Conversion of Shares.....................................3

     SECTION 2.2      Stock Options, Warrants and Convertible Notes............4

     SECTION 2.3      Exchange Fund............................................5

     SECTION 2.4      Exchange Procedures......................................5

     SECTION 2.5      Distributions with Respect to Unsurrendered
                      Certificates.............................................6

     SECTION 2.6      No Further Ownership Rights in Company Common Stock......6

     SECTION 2.7      No Fractional Shares of Parent Common Stock..............6

     SECTION 2.8      Termination of Exchange Fund.............................7

     SECTION 2.9      No Liability.............................................7

     SECTION 2.10     Investment of the Exchange Fund..........................7

     SECTION 2.11     Lost Certificates........................................7

     SECTION 2.12     Withholding Rights.......................................7

     SECTION 2.13     Stock Transfer Books.....................................7

ARTICLE III    REPRESENTATIONS AND WARRANTIES OF THE COMPANY...................8

     SECTION 3.1      Organization and Qualification; Subsidiaries.............8

     SECTION 3.2      Capitalization of the Company and Its Subsidiaries.......8

     SECTION 3.3      Authority Relative to This Agreement.....................9

     SECTION 3.4      SEC Reports; Financial Statements.......................10

     SECTION 3.5      No Undisclosed Liabilities..............................11

     SECTION 3.6      Absence of Changes......................................11

                                TABLE OF CONTENTS
                                   (continued)

                                                                            Page

     SECTION 3.7      Information Supplied....................................13

     SECTION 3.8      Consents and Approvals..................................13

     SECTION 3.9      No Default..............................................14

     SECTION 3.10     Real Property...........................................14

     SECTION 3.11     Litigation..............................................16

     SECTION 3.12     Compliance with Applicable Law; Permits.................17

     SECTION 3.13     Employee Plans..........................................17

     SECTION 3.14     Labor Matters...........................................19

     SECTION 3.15     Environmental Matters...................................20

     SECTION 3.16     Tax Matters.............................................23

     SECTION 3.17     Absence of Questionable Payments........................25

     SECTION 3.18     Material Contracts......................................26

     SECTION 3.19     Subsidies...............................................27

     SECTION 3.20     Intellectual Property...................................27

     SECTION 3.21     Opinion of Financial Advisor............................29

     SECTION 3.22     Brokers.................................................29

     SECTION 3.23     URBCAss. 203............................................29

ARTICLE IV     REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB........29

     SECTION 4.1      Organization and Qualification; Subsidiaries............30

     SECTION 4.2      Capitalization of Parent and Its Subsidiaries...........30

     SECTION 4.3      Authority Relative to This Agreement....................31

     SECTION 4.4      SEC Reports; Financial Statements.......................32

     SECTION 4.5      No Undisclosed Liabilities..............................32

     SECTION 4.6      Absence of Changes......................................32

     SECTION 4.7      Information Supplied....................................34

     SECTION 4.8      Consents and Approvals..................................35

     SECTION 4.9      No Default..............................................35

     SECTION 4.10     Real Property...........................................36

     SECTION 4.11     Litigation..............................................38

     SECTION 4.12     Compliance with Applicable Law; Permits.................38

                                TABLE OF CONTENTS
                                   (continued)

                                                                            Page

     SECTION 4.13     Employee Plans..........................................38

     SECTION 4.14     Labor Matters...........................................41

     SECTION 4.15     Environmental Matters...................................42

     SECTION 4.16     Tax Matters.............................................43

     SECTION 4.17     Absence of Questionable Payments........................45

     SECTION 4.18     Material Contracts......................................46

     SECTION 4.19     Subsidies...............................................47

     SECTION 4.20     Intellectual Property...................................47

     SECTION 4.21     Opinion of Financial Advisor............................49

     SECTION 4.22     Brokers.................................................49

     SECTION 4.23     Nevada Combination Statute..............................49

ARTICLE V      COVENANTS RELATED TO CONDUCT OF COMPANY'S BUSINESS.............49

     SECTION 5.1      Conduct of Business of the Company......................49

     SECTION 5.2      Company Strategic Alliances and Acquisitions............52

     SECTION 5.3      Access to Information...................................52

ARTICLE VI     COVENANTS RELATED TO THE CONDUCT OF PARENT'S BUSINESS..........53

     SECTION 6.1      Conduct of Business of the Parent.......................53

     SECTION 6.2      Access to Information...................................56

ARTICLE VII    ADDITIONAL AGREEMENTS..........................................57

     SECTION 7.1      Preparation of S-4 and the Joint Proxy Statement........57

     SECTION 7.2      Letter of Accountants...................................58

     SECTION 7.3      Meetings................................................58

     SECTION 7.4      Government Filings; Reasonable Best Efforts;
                      Litigation..............................................59

     SECTION 7.5      Acquisition Proposals...................................60

     SECTION 7.6      Public Announcements....................................61

     SECTION 7.7      Notification of Certain Matters.........................61

     SECTION 7.8      Tax-Free Reorganization Treatment.......................61

     SECTION 7.9      Employee Matters........................................61

     SECTION 7.10     Intentionally omitted...................................61

                                TABLE OF CONTENTS
                                   (continued)

                                                                            Page

     SECTION 7.11     SEC and Other Filings...................................61

     SECTION 7.12     Fees and Expenses.......................................62

     SECTION 7.13     Obligations of Merger Sub...............................62

     SECTION 7.14     Anti-takeover Statutes..................................62

     SECTION 7.15     Amendment of Disclosure Schedules.......................62

ARTICLE VIII   CONDITIONS TO CONSUMMATION OF THE MERGER.......................62

     SECTION 8.1      Conditions to Each Party's Obligations to Effect
                      the Merger..............................................62

     SECTION 8.2      Conditions to the Obligations of Parent and Merger Sub..63

     SECTION 8.3      Conditions to the Obligations of the Company............64

ARTICLE IX     TERMINATION; AMENDMENT; WAIVER.................................65

     SECTION 9.1      Termination by Mutual Agreement.........................65

     SECTION 9.2      Termination by Either Parent or the Company.............66

     SECTION 9.3      Termination by the Company..............................66

     SECTION 9.4      Termination by Parent...................................67

     SECTION 9.5      Effect of Termination and Abandonment...................68

     SECTION 9.6      Amendment...............................................68

     SECTION 9.7      Extension; Waiver.......................................68

ARTICLE X      MISCELLANEOUS..................................................68

     SECTION 10.1     Entire Agreement; Assignment............................68

     SECTION 10.2     Nonsurvival of Representations and Warranties...........69

     SECTION 10.3     Notices.................................................69

     SECTION 10.4     Governing Law...........................................70

     SECTION 10.5     Descriptive Headings....................................70

     SECTION 10.6     Parties in Interest.....................................70

     SECTION 10.7     Severability............................................71

     SECTION 10.8     Specific Performance....................................71

     SECTION 10.9     Counterparts............................................71

     SECTION 10.10    Interpretation..........................................71

     SECTION 10.11    Definitions.............................................72

EXHIBITS

Intentionally Omitted                A
Intentionally Omitted                B
Intentionally Omitted                C
Company Certificate                  D
Parent Certificate                   E

                          AGREEMENT AND PLAN OF MERGER

     THIS AGREEMENT AND PLAN OF MERGER (the "Agreement"), dated as of February 22, 2004, is among Trinity Learning Corporation, a Utah corporation (the "Company"), ProsoftTraining, a Nevada corporation ("Parent"), and MTX Acquisition Corp., a Utah corporation and a direct wholly owned Subsidiary of Parent ("Merger Sub"). Certain capitalized and non-capitalized terms used herein are defined in Section 10.11.

                                    RECITALS

     WHEREAS, the boards of directors of the Company, Parent and Merger Sub each have, in light of and subject to the terms and conditions set forth herein, approved this Agreement and the transactions contemplated hereby, including the Merger (as hereinafter defined), and the boards of directors of the Company, Parent and Merger Sub have declared the Merger advisable and fair to, and in the best interests of, their respective stockholders and will recommend the Merger to such stockholders;

     WHEREAS, pursuant to the Merger, among other things, and subject to the terms and conditions of this Agreement, all of the issued and outstanding shares of stock of the Company shall be converted into shares of common stock, par value $.001 per share, of Parent (collectively, "Parent Common Stock");

     WHEREAS, for U.S. federal income tax purposes, it is intended that the Merger shall qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and that this Agreement shall be, and is hereby, adopted as a plan of reorganization for purposes of Section 368(a) of the Code; and

     WHEREAS, the Company, Parent and Merger Sub desire to make certain representations, warranties, covenants and agreements in connection with the Merger as set forth in this Agreement.

     NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Company, Parent and Merger Sub hereby agree as follows:

                                    ARTICLE I
                                   THE MERGER

     SECTION 1.1 The Merger. At the Effective Time and upon the terms and subject to the conditions of this Agreement and in accordance with the Utah Revised Business Corporation Act (the "URBCA"), the Company shall be merged with and into Merger Sub (the "Merger"). Following the Merger, Merger Sub shall continue as the surviving corporation (the "Surviving Corporation") and the separate corporate existence of the Company shall cease.

     SECTION 1.2 Effective Time. Subject to the provisions of this Agreement, Parent, Merger Sub and the Company shall cause the Merger to be consummated by filing Articles of Merger (the "Articles of Merger") with the Department of Commerce Division of Corporations and Commercial Code of the State of Utah (the "Division") in such form as required by, and executed in accordance with, the relevant provisions of the URBCA, as soon as practicable on or after the Closing Date (as hereinafter defined). The Merger shall become effective upon the filing of such Articles of Merger with the Division or at such later time as agreed in writing by Parent and the Company and specified in the Articles of Merger (the "Effective Time" and the date on which the Effective Time falls shall be referred to herein as the "Effective Date").

     SECTION 1.3 Closing of the Merger. The closing of the Merger (the "Closing") will take place as soon as practicable at a time and on a date to be specified by the parties (the "Closing Date"), which shall be no later than the second Business Day after satisfaction or waiver of the conditions set forth in
Article VII (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the fulfillment or waiver of those conditions), at the offices of Parsons, Behle & Latimer, 201 South Main Street, Suite 1800, Salt Lake City, Utah 84111, or at such other time, date or place as agreed to in writing by the parties hereto.

     SECTION 1.4 Effects of the Merger. The Merger shall have the effects set forth in the URBCA. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all of the properties, rights, privileges, powers and franchises of the Company and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities and duties of the Company and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation.

     SECTION 1.5 Articles of Incorporation and Bylaws. Effective immediately following the Merger, the articles of incorporation of Merger Sub, as in effect immediately prior to the Effective Time, shall be the articles of incorporation of the Surviving Corporation until amended in accordance with applicable Law (as hereinafter defined); provided, however, that at the Effective Time, Article I of the articles of incorporation of the Surviving Corporation shall be amended to provide that the name of the corporation is Trinity Learning Corporation Effective immediately following the Merger, the bylaws of Merger Sub, as in effect immediately prior to the Effective Time, shall be the bylaws of the Surviving Corporation until amended in accordance with applicable Law.

     SECTION 1.6 Directors. The directors of the Company immediately prior to the Effective Time shall be the initial directors of the Surviving Corporation and shall hold office from the Effective Time in accordance with the charter and bylaws of the Surviving Corporation until their successors are duly elected or appointed and qualified or until their earlier death, resignation or removal.

     SECTION 1.7 Officers. The executive officers of the Company immediately prior to the Effective Time shall be the initial officers of the Surviving Corporation and shall hold office from the Effective Time in accordance with the charter and bylaws of the Surviving Corporation until their successors are duly elected or appointed and qualified or until their earlier death, resignation or removal.

     SECTION 1.8 Corporate Headquarters. The corporate headquarters of the Surviving Corporation shall be located at 1831 Second Street, Berkeley, California 94710. The Surviving Corporation shall maintain operating offices at 410 N. 44th Street, Suite 600, Phoenix, AZ 85008 and such other places around the world as it may determine is in the best interest of the Surviving Corporation.

                                   ARTICLE II
                            CONVERSION OF SECURITIES

     SECTION 2.1 Conversion of Shares.

     (a) At the Effective Time, each issued and outstanding share of the common stock of Merger Sub shall, by virtue of the Merger and without any action on the part of Parent, Merger Sub or the Company, be converted into one fully paid and non-assessable share of common stock of the Surviving Corporation.

     (b) At the Effective Time, each share of common stock, no par value, of the Company, ("Company Common Stock"), issued and outstanding immediately prior to the Effective Time (individually, a "Share" and collectively, the "Shares") (other than (i) Shares held by the Company and (ii) Shares held by Parent or Merger Sub) shall, by virtue of the Merger and without any action on the part of Parent, Merger Sub, the Company or any holder thereof, be converted into the right to receive one (1) share of Parent Common Stock (referred to herein as the "Exchange Ratio" as may be adjusted pursuant to Section 9.4(iii), and all such shares of Parent Common Stock issued pursuant to this Section 2.1(b), together with any cash in lieu of fractional shares of Parent Common Stock to be paid pursuant to Section 2.7, being referred to herein as the "Merger Consideration"). At the Effective Time, all Company Common Stock shall no longer be outstanding and shall automatically be cancelled and extinguished and shall cease to exist, and each holder of a certificate representing any such Company Common Stock shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration therefore upon surrender of such certificate in accordance with this Article II.

     (c) At the Effective Time each Share of Company Common Stock held by the Company, Parent or any of their Subsidiaries shall be cancelled and extinguished without any consideration therefor.

     (d) The Exchange Ratio shall be adjusted to reflect appropriately the effect of any stock split, stock dividend (including any dividend or distribution of securities convertible into Parent Common Stock or Company Common Stock) reorganization, recapitalization, reclassification or other like change with respect to Parent Common Stock or Company Common Stock occurring on or after the date hereof and prior to the Effective Time.

     (e) Notwithstanding subsections (a) through (d), above, shares of Company Common Stock outstanding immediately prior to the Effective Time and held by a holder who has not voted in favor of the Merger or consented thereto in writing and who has demanded appraisal for such shares in accordance with Part 13 of the URBCA ("Dissenter's Shares") shall not be converted into the right to receive Parent Common Stock, unless such holder fails to perfect or withdraws or otherwise loses such holder's right to appraisal. If after the Effective Time such holder fails to perfect or withdraws or otherwise loses such holder's right to appraisal, such Dissenters' Shares shall be treated as if they had been converted as of the Effective Time into the right to receive Parent Common Stock. The Company shall give Parent prompt written notice of any demands received for appraisal of Dissenters' Shares, and Parent shall have the right to participate in all negotiations and Proceedings with respect to such demands. The Company shall not, except with the prior written consent of Parent, make any payment with respect to, or settle or offer to settle, any such demands.

     SECTION 2.2 Stock Options, Warrants and Convertible Notes.

     (a) As soon as practicable following the date of this Agreement, Parent and the Company (or, if appropriate, any committee of the Board of Directors of the Company administering the Company's stock option plans or arrangements (collectively, the "Company Option Plans")) shall take such action, and the Company shall obtain all such agreements and consents, if any, as may be required to effect the following provisions of this Section 2.2. As of the Effective Time each outstanding option to purchase shares of Company Common Stock pursuant to the Company Option Plans (a "Company Stock Option") shall be replaced by a new substitute option to purchase shares of Parent Common Stock (in each case, an "Assumed Stock Option") as follows:

          (i) In the case of any Company Stock Option, (x) the number of shares of Parent Common Stock subject to the Assumed Stock Option shall be the product (rounded up to the nearest whole share) of the number of shares of Company Common Stock subject to the Company Stock Option multiplied by the Exchange Ratio, and (y) the exercise price per share under the Assumed Stock Option shall be the quotient (truncated to the nearest $.01) of the exercise price per share of Company Common Stock under the Company Stock Option immediately prior to the Effective Time divided by the Exchange Ratio.

          (ii) Each Assumed Stock Option shall be subject to the same expiration date and vesting provisions as were applicable to the relevant Company Stock Option immediately prior to the Effective Time.

     (b) As of the Effective Time, the obligation to issue shares of the Company Common Stock upon exercise of each outstanding warrant to purchase shares of Company Common Stock (a "Company Warrant") shall be assumed by Parent (in each case, an "Assumed Warrant"). Each Assumed Warrant shall be subject to the same expiration date and other terms as were applicable to the relevant Company Warrant immediately prior to the Effective Time. The number of shares of Parent Common Stock subject to the Assumed Warrant shall be the product (rounded up to the nearest whole share) of the number of shares of Company Common Stock subject to the Company Warrant multiplied by the Exchange Ratio, and the exercise price per share under the Assumed Warrant shall be the quotient (truncated to the nearest $.01) of the exercise price per share of Company Common Stock under the Company Warrant immediately prior to the Effective Time divided by the Exchange Ratio.

     (c) As of the Effective Time, the obligation to issue shares of Company Common Stock upon conversion of each outstanding promissory note or other indebtedness of the Company (or its Subsidiaries) convertible into shares of Company Common Stock (a "Company Convertible Note") shall be assumed by Parent (in each case, an "Assumed Convertible Note"). The conversion price per share under the Assumed Convertible Note shall be the quotient (truncated to the nearest $.01) of the conversion price per share of the Company Common Stock under the Company Convertible Note immediately prior to the Effective Time divided by the Exchange Ratio.

     SECTION 2.3 Exchange Fund. Prior to the Effective Time, Parent shall appoint an institution reasonably acceptable to the Company to act as exchange agent hereunder for the purpose of exchanging Shares for the Merger Consideration (the "Exchange Agent"). At or prior to the Effective Time, Parent shall deposit with the Exchange Agent, in trust for the benefit of holders of Shares (other than Parent, the Company and any of their respective Subsidiaries), certificates representing the Parent Common Stock issuable pursuant to Section 2.1 in exchange for outstanding Shares. Parent agrees to make available to the Exchange Agent from time to time as needed, sufficient cash amounts payable in lieu of fractional shares of Parent Common Stock pursuant to Section 2.7 and any dividends and other distributions payable pursuant to Section 2.5. Any cash and certificates of Parent Common Stock, together with any dividends or distributions with respect thereto, deposited with the Exchange Agent shall hereinafter be referred to as the "Exchange Fund."

     SECTION 2.4 Exchange Procedures. Promptly after the Effective Time, the Surviving Corporation shall cause the Exchange Agent to mail to each holder of a certificate or certificates which immediately prior to the Effective Time represented outstanding Shares (the "Certificates") whose shares were converted pursuant to Section 2.1(b) into Parent Common Stock (i) a letter of transmittal which shall specify that delivery shall be effective, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent, and which letter shall be in customary form and have such other provisions as Parent and the Company may reasonably specify; and (ii) instructions for effecting the surrender of such Certificates in exchange for the Merger Consideration. Upon surrender of a Certificate to the Exchange Agent together with such letter of transmittal, duly executed and completed in accordance with the instructions thereto, and such other documents as may reasonably be required by the Exchange Agent, the holder of such Certificate shall be entitled to receive in exchange therefor (A) a certificate or certificates representing that number of shares of Parent Common Stock representing, in the aggregate, the whole number of shares that such holder has the right to receive pursuant to Section 2.1 and (B) any dividends or distributions to which such holder is entitled pursuant to Section 2.5 and cash in lieu of fractional shares pursuant to Section 2.7, and the Certificate so surrendered shall forthwith be cancelled. No interest will be paid or will accrue on any cash payable pursuant to Section 2.5 or Section 2.7. In the event of a transfer of ownership of Company Common Stock which is not registered in the transfer records of the Company, certificates evidencing, in the aggregate, the proper number of shares of Parent Common Stock, a check in the proper amount of cash in lieu of any fractional shares of Parent Common Stock pursuant to
Section 2.7 and any dividends or other distributions to which such holder is entitled pursuant to Section 2.5, may be issued with respect to such Shares to such a transferee if the Certificate representing such Shares is presented to the Exchange Agent, accompanied by all documents required to evidence and effect such transfer and to evidence that any applicable stock transfer Taxes have been paid.

     SECTION 2.5 Distributions with Respect to Unsurrendered Certificates. No dividends or other distributions declared or made with respect to shares of Parent Common Stock with a record date after the Effective Time shall be paid to the holder of any unsurrendered Certificate with respect to the shares of Parent Common Stock that such holder would be entitled to receive upon surrender of such Certificate, and no cash payment in lieu of fractional shares of Parent Common Stock shall be paid to any such holder pursuant to Section 2.7 until such holder shall surrender such Certificate in accordance with Section 2.4. Subject to the effect of applicable Laws, following surrender of any such Certificate, there shall be paid to such holder of shares of Parent Common Stock issuable in exchange therefor, without interest, (a) promptly after the time of such surrender, the amount of any cash payable in lieu of fractional shares of Parent Common Stock to which such holder is entitled pursuant to Section 2.7 and the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such whole shares of Parent Common Stock, and (b) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to such surrender and a payment date subsequent to such surrender, payable with respect to such shares of Parent Common Stock.

     SECTION 2.6 No Further Ownership Rights in Company Common Stock. All shares of Parent Common Stock issued and cash paid upon conversion of the Shares in accordance with the terms of Article I and this Article II (including any cash paid pursuant to Sections 2.5 and 2.7) shall be deemed to have been issued or paid in full satisfaction of all rights under the URBCA pertaining to the Shares.

     SECTION 2.7 No Fractional Shares of Parent Common Stock.

     (a) No certificates or scrip of shares of Parent Common Stock representing fractional shares of Parent Common Stock or book-entry credit of the same shall be issued upon the surrender for exchange of Certificates and such fractional share interests will not entitle the owner thereof to vote or to have any rights of a stockholder of Parent or a holder of shares of Parent Common Stock.

     (b) Notwithstanding any other provision of this Agreement, each holder of Shares exchanged pursuant to the Merger who would otherwise have been entitled to receive a fraction of a share of Parent Common Stock (after taking into account all Certificates delivered by such holder) shall receive, in lieu thereof, cash (without interest) in an amount equal to the product of (i) such fractional part of a share of Parent Common Stock multiplied by (ii) the closing price on the NASDAQ SmallCap Market for a share of Parent Common Stock on the date of the Effective Time. As promptly as practicable after the determination of the aggregate amount of cash to be paid to holders of fractional interests, the Exchange Agent shall notify Parent and Parent shall cause the Surviving Corporation to deposit such amount with the Exchange Agent and shall cause the Exchange Agent to forward payments to such holders of fractional interests subject to and in accordance with the terms hereof.

     SECTION 2.8 Termination of Exchange Fund. Any portion of the Exchange Fund which remains undistributed to the holders of Certificates for twelve months after the Effective Time shall be delivered to the Surviving Corporation or otherwise on the instruction of the Surviving Corporation, and any holders of the Certificates who have not theretofore complied with this Article II shall thereafter look only to the Surviving Corporation and Parent for the Merger Consideration with respect to the Shares formerly represented thereby to which such holders are entitled pursuant to Section 2.1 and Section 2.4, any cash in lieu of fractional shares of Parent Common Stock to which such holders are entitled pursuant to Section 2.7 and any dividends or distributions with respect to shares of parent Common Stock to which such holders are entitled pursuant to
Section 2.5.

     SECTION 2.9 No Liability. None of Parent, Merger Sub, the Company, the Surviving Corporation or the Exchange Agent, or any directors, officers, employees or agents of each of the foregoing shall be liable to any Person in respect of any Parent Common Stock, any dividends or distributions with respect thereto, any cash in lieu of fractional shares of Parent Common Stock or any cash from the Exchange Fund delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law.

     SECTION 2.10 Investment of the Exchange Fund. The Exchange Agent shall invest any cash included in the Exchange Fund as directed by Parent on a daily basis. Any interest and other income resulting from such investments promptly shall be paid to Parent.

     SECTION 2.11 Lost Certificates. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if reasonably required by the Surviving Corporation, the posting by such Person of a bond in such reasonable amount as the Surviving Corporation may direct as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent will deliver in exchange for such lost, stolen or destroyed Certificate the applicable Merger Consideration with respect to the Shares formerly represented thereby, any cash in lieu of fractional shares of Parent Common Stock and unpaid dividends and distributions on shares of Parent Common Stock deliverable in respect thereof, pursuant to this Agreement.

     SECTION 2.12 Withholding Rights. Each of the Surviving Corporation, Parent and the Exchange Agent shall be entitled to deduct and withhold from the Merger Consideration otherwise payable pursuant to this Agreement to any holder of Shares such amounts as it is required to deduct and withhold with respect to the making of such payment under the Code and the rules and regulations promulgated thereunder, or any applicable Law. To the extent that amounts are so withheld by the Surviving Corporation, Parent or the Exchange Agent, as the case may be, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the Shares in respect to which such deduction and withholding was made by the Surviving Corporation, Parent or the Exchange Agent, as the case may be.

     SECTION 2.13 Stock Transfer Books. The stock transfer books of the Company shall be closed immediately upon the Effective Time and there shall be no further registration of transfers of Shares thereafter on the records of the Company. On or after the Effective Time, any Certificates presented to the Exchange Agent (in its capacity as Exchange Agent) or Parent for any reason shall be converted into the Merger Consideration with respect to the Shares formerly represented thereby, any cash in lieu of fractional shares of Parent Common Stock to which the holders thereof are entitled pursuant to
Section 2.7 and any dividends or other distributions to which the holders thereof are entitled pursuant to Section 2.5 and the Certificates so presented shall be cancelled.

                                   ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     Except as set forth in the disclosure schedule delivered by the Company to Parent prior to the execution of this Agreement (the "Company Disclosure Schedule"), or in the amendments to certain sections of the Company Disclosure Schedule permitted by Section 7.15 hereof, the Company hereby represents and warrants to each of Parent and Merger Sub as follows:

     SECTION 3.1 Organization and Qualification; Subsidiaries.

     (a) The Company and each of its Subsidiaries is, or will be as of the Effective Time, a corporation or legal entity duly organized, validly existing and in good standing under the applicable Laws of the jurisdiction of its incorporation or organization and has all requisite corporate, partnership or similar power and authority to own, lease and operate its properties and to carry on its businesses as now being conducted.

     (b) Except as listed in Section 3.1 of the Company Disclosure Schedule, the Company does not own, directly or indirectly, beneficially or of record, any shares of capital stock or other securities of any other entity or any other investment in any other entity.

     (c) The Company is, and each of its Subsidiaries is or will be as of the Effective Time, duly qualified or licensed and in good standing to do business in each jurisdiction in which the property owned, leased, or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so duly qualified or licensed and in good standing is not reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on the Company and its Subsidiaries taken as a whole.

     (d) The Company has heretofore delivered to Parent accurate and complete copies of the articles of incorporation and bylaws, as currently in effect, of the Company. The Company has heretofore delivered to Parent accurate and complete copies of the charter or certificate of incorporation and bylaws (or other similar organizational and governing documents), as currently in effect, of each of its Subsidiaries.

     SECTION 3.2 Capitalization of the Company and Its Subsidiaries.

     (a) The authorized stock of the Company consists of: (i) 110,000,000 shares of Company Common Stock, of which 25,661,122 shares are issued and outstanding as of the date hereof and held by less than 1,000 stockholders, and (ii) 10,000,000 shares of Preferred Stock, no par value, no shares of which are issued and outstanding. All of the issued and outstanding Shares have been validly issued, and are duly authorized, fully paid, non-assessable and free of preemptive rights. As of the date hereof, 3,492,000 Shares are reserved for issuance and issuable upon or otherwise deliverable in connection with the exercise of outstanding Company Stock Options issued pursuant to the Company's 2002 Stock Plan. Except as set forth above or listed in Section 3.2(a) of the Company Disclosure Schedule, as of the date hereof, there are no outstanding (i) shares of stock or other voting securities of the Company; (ii) securities of the Company or any of its Subsidiaries convertible into or exchangeable for shares of stock or voting securities of the Company; (iii) options or other rights to acquire from the Company or any of its Subsidiaries, and no obligations of the Company or any of its Subsidiaries to issue, any stock, voting securities, or securities convertible into or exchangeable for stock or voting securities of the Company; or (iv) equity equivalents, interests in the ownership or earnings of the Company, or other similar rights (including stock appreciation rights) (collectively, "Company Securities"). There are no outstanding obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any Company Securities. There are no stockholder agreements, voting trusts or other agreements or understandings to which the Company or any of its Subsidiaries is a party or to which it is bound relating to the voting of any shares of capital stock of the Company (other than the Company Voting Agreement).

     (b) Except as provided in Section 3.2(b) of the Company Disclosure Schedule, all of the outstanding capital stock of the Company's Subsidiaries is owned by the Company, directly or indirectly, free and clear of any Lien or any other limitation or restriction (including, any restriction on the right to vote or sell the same) except as may be provided as a matter of Law. Except as provided in Section 3.2(b) of the Company Disclosure Schedule, there are no debt or equity securities of the Company or its Subsidiaries convertible into or exchangeable for, no options or other rights to acquire from the Company or its Subsidiaries, and no other contract, understanding, arrangement, or obligation (whether or not contingent) providing for the issuance or sale, directly or indirectly of, any capital stock or other ownership interests in, or any other securities of, any Subsidiary of the Company. Except as provided in Section 3.2(b) of the Company Disclosure Schedule, there are no outstanding contractual obligations of the Company or its Subsidiaries to repurchase, redeem, or otherwise acquire any outstanding shares of capital stock or other ownership interests in any Subsidiary of the Company. None of the Company's Subsidiaries owns any capital stock of the Company. For purposes of this Agreement, "Lien" means, in respect of any asset (including any security) any mortgage, lien, pledge, charge, security interest, or encumbrance of any kind in respect of such asset.

     SECTION 3.3 Authority Relative to This Agreement.

     (a) The Company has all necessary corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. No other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the transactions contemplated hereby and thereby (other than, in respect of the Merger and this Agreement, the Company Requisite Vote (as hereinafter defined)). This Agreement has been duly and validly executed and delivered by the Company and constitutes a valid, legal, and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar Laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

     (b) As of the date hereof, the Board of Directors of the Company (the "Company Board") has duly and validly authorized the execution and delivery of this Agreement and approved the consummation of the transactions contemplated hereby and has resolved (i) this Agreement and the transactions contemplated hereby, including the Merger, taken together, to be advisable and fair to, and in the best interests of, the Company and its stockholders; and (ii) to recommend that the stockholders of the Company approve and adopt this Agreement and approve the Merger. The Company Board has directed that this Agreement be submitted to the stockholders of the Company for their approval and adoption. The affirmative approval of the holders of Shares representing a majority of the votes that may be cast by the holders of all outstanding Shares (voting as a single class) as of the record date for the Company (the "Company Requisite Vote") is the only vote of the holders of any class or series of stock of the Company necessary to approve and adopt this Agreement and approve the Merger. Holders of Shares have dissenters' rights in connection with the Merger.

     SECTION  3.4 SEC  Reports;  Financial  Statements.  Except as  provided  on
Section 3.4 of the Company Disclosure Schedule, Since February 1, 2002, the Company has filed all forms, reports and documents with the SEC required to be filed by it under the Securities Act of 1933, as amended (the "Securities Act"), and the Securities Exchange Act of 1934, as amended (the "Exchange Act" and the "Company SEC Reports", respectively), each of which complied in all material respects with all applicable requirements of the Securities Act and the Exchange Act, each as in effect on the dates such Company SEC Reports were filed. None of the Company SEC Reports contained, when filed, any untrue statement of a material fact or omitted to state a material fact required to be stated or incorporated by reference therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent amended prior to the date hereof by a subsequently filed Company SEC Report. The consolidated financial statements of the Company included in the Company SEC Reports complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC in respect thereof and fairly presented, in conformity with United States generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP") (except as may be indicated in the notes thereto), the consolidated financial position of the Company and its consolidated Subsidiaries, in each case as of the dates thereof and their consolidated results of operations and changes in financial position for the periods then ended (subject, in the case of the unaudited interim financial statements, to the absence of footnote disclosure and to normal year-end adjustments). For purposes of this Agreement, "Company Balance Sheet" means the consolidated balance sheet of the Company as of September 30, 2003, as set forth in the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2003, and "Company Balance Sheet Date" means September 30, 2003. Since the Company Balance Sheet Date, there has not been any change, or any application or request for any change, by the Company or any of its Subsidiaries in accounting principles, methods or policies for financial accounting or Tax purposes, other than as a result of any changes under GAAP or other relevant accounting principles or changes required by any applicable Tax rule or regulation.

     SECTION 3.5 No Undisclosed Liabilities. There are no material liabilities of the Company or any of its Subsidiaries of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, which are required to be reflected in its financial statements (or in the notes thereto) in accordance with GAAP, other than: (a) liabilities disclosed, provided for or reserved against in the Company Balance Sheet or in the notes thereto; (b) liabilities arising in the ordinary course of business after the date of the Company Balance Sheet; (c) liabilities disclosed in the Company SEC Reports prior to the date hereof; (d) liabilities arising under this Agreement; and (e) liabilities disclosed in the Company Disclosure Schedule.

     SECTION 3.6 Absence of Changes. Except as contemplated by this Agreement or as set forth in Section 3.6 of the Company Disclosure Schedule and except as and to the extent publicly disclosed in the Company's SEC Reports prior to the date hereof, since the Company Balance Sheet Date, the Company and its Subsidiaries have conducted their business in the ordinary and usual course consistent with past practice and there has not been:

          (a) any event, occurrence or development which had or is reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on the Company and its Subsidiaries taken as a whole;

          (b) any declaration, setting aside or payment of any dividend or other distribution in respect of any shares of capital stock of the Company or (except to the Company or other Subsidiaries) any Subsidiary, any split, combination or reclassification of any shares of capital stock of the
     Company or any Subsidiary, or any repurchase, redemption or other acquisition by the Company or any of its Subsidiaries of any Company or Subsidiary securities;

          (c) any amendment or change to the certificate of incorporation or bylaws of the Company or any amendment of any term of any outstanding security of the Company or any of its Subsidiaries that would materially increase the obligations of the Company or any such Subsidiary under such security;

          (d) (i) any incurrence or assumption by the Company or any Subsidiary of any indebtedness for borrowed money other than under existing credit facilities (or any renewals, replacements or extensions that do not increase the aggregate commitments thereunder) except (A) in the ordinary and usual course of business consistent with past practice or (B) as permitted by Section 5.1, or (ii) any guarantee, endorsement, or other incurrence or assumption of liability (whether directly, contingently or otherwise) by the Company or any of its Subsidiaries for the obligations of any other Person (other than any wholly owned Subsidiary of the Company), other than in the ordinary and usual course of business consistent with past practice;

          (e) any creation or assumption by the Company or any of its Subsidiaries of any Lien on any material asset of the Company or any of its Subsidiaries other than in the ordinary and usual course of business consistent with past practice;

          (f) any making of any loan, advance or capital contribution to or investment in any Person by the Company or any of its Subsidiaries other than (i) as permitted by Section 5.1, (ii) loans, advances or capital contributions to or investments in wholly owned Subsidiaries of the Company, (iii) loans or advances to employees of the Company or any of its Subsidiaries in the ordinary course of business consistent with past practice or (iv) extensions of credit to customers in the ordinary course of business consistent with past practice;

          (g) any contract or agreement entered into by the Company or any of its Subsidiaries on or prior to the date hereof relating to any material acquisition or disposition of any assets or business, other than contracts or agreements in the ordinary and usual course of business consistent with past practice and those contemplated by this Agreement;

          (h) any modification, amendment, assignment, termination or relinquishment by the Company or any of its Subsidiaries of any contract, license or other right (including any insurance policy naming it as a beneficiary or a loss payable payee) that is reasonably expected to have a Material Adverse Effect on the Company and its Subsidiaries taken as a whole;

          (i) any material change in any method of accounting or accounting principles or practice by the Company or any of its Subsidiaries, except for any such change required by reason of a change in GAAP;

          (j) any (i) grant of any severance or termination pay to any director, officer or employee of the Company or any of its Subsidiaries exceeding the amounts set forth in the Company's severance plans or agreements listed in Sections 3.13(a) or 3.18 of the Company Disclosure Schedule; (ii) entering into of any employment, deferred compensation, severance, consulting, termination or other similar agreement (or any amendment to any such existing agreement) with any director, officer or employee of the Company or any of its Subsidiaries whose annual cash compensation exceeds $80,000;
     (iii) increase in benefits payable under any existing severance or termination pay policies or employment agreements; or (iv) increase in compensation, bonus or other benefits payable to directors, officers or employees of the Company or any of its Subsidiaries other than, in the case of clause (iv) only, increases prior to the date hereof in compensation, bonus or other benefits payable to directors, officers or employees of the Company or any of its Subsidiaries in the ordinary and usual course of business consistent with past practice or merit increases in salaries of employees at regularly scheduled times in customary amounts consistent with past practices;

          (k) any change or amendment of the contracts, salaries, wages or other compensation of any officer, director, employee, agent or other similar representative of the Company or any of its Subsidiaries whose annual cash compensation exceeds $80,000 other than changes or amendments that do not and will not result in increases of more than five percent in the salary, wages or other compensation of any such Person;

          (l) any adoption, entering into, amendment, alteration or termination of (partially or completely) any Benefit Plan or Employee Arrangement except as contemplated by this Agreement or to the extent required by applicable Law or GAAP;

          (m) any entering into of any contract with an officer, director, employee, agent or other similar representative of the Company or any of its Subsidiaries that is not terminable, without penalty or other liability, upon not more than 60 calendar days' notice; or

          (n) any (i) making or revoking of any material election relating to Taxes, (ii) settlement or compromise of any material claim, action, suit, litigation, proceeding, arbitration, investigation, audit or controversy relating to Taxes, or (iii) change to any material methods of reporting income or deductions for federal income tax purposes.

     SECTION 3.7 Information Supplied. None of the information supplied or to be supplied by the Company specifically for inclusion or incorporation by reference in (i) the registration statement on Form S-4 to be filed with the SEC by Parent in connection with the issuance of Parent Common Stock as required by the terms of this Agreement pursuant to the Merger (the "S-4"), at the time the S-4 is filed with the SEC and at the time it becomes effective under the Securities Act, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) the joint proxy statement/prospectus relating to the Company Stockholder Meeting and Parent Stockholder Meeting to be held in connection with the Merger (the "Joint Proxy Statement") will, at the date mailed to stockholders and at the times of the Company Stockholder Meeting and the Parent Stockholder Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. If at any time prior to the Effective Time any event in respect of the Company, its officers and directors or any of its Subsidiaries should occur which is required to be described in an amendment of, or a supplement to, the S-4 or the Joint Proxy Statement, the Company shall promptly so advise Parent and such event shall be so described, and such amendment or supplement (which Parent shall have a reasonable opportunity to review) shall be promptly filed with the SEC and, as required by Law, disseminated to the stockholders of the Company. The Joint Proxy Statement, insofar as it relates to the Company Stockholder Meeting, will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder. No representation is made under this Section 3.7 with respect to any statements made or incorporated by reference in the S-4 or the Joint Proxy Statement based on information supplied by the Parent specifically for inclusion or incorporation by reference therein.

     SECTION 3.8 Consents and Approvals. Except for filings, permits, authorizations, consents and approvals as may be required under, and other applicable requirements of, the Securities Act, state securities or blue sky Laws, the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act") and any comparable requirements of foreign Governmental Entities (as defined below), the filing and acceptance for record of the Articles of Merger as required by the URBCA, and such other filings, permits, consents and approvals which, if not obtained or made, are not reasonably expected to have a Material Adverse Effect on the Company and its Subsidiaries taken as a whole, no filing with or notice to, and no permit, authorization, consent or approval of, any court or tribunal or administrative, governmental or regulatory body, agency or authority, whether domestic or foreign (a "Governmental Entity") is necessary for the execution and delivery by the Company of this Agreement or the consummation by the Company of the transactions contemplated hereby.

     SECTION 3.9 No Default. Neither the Company nor any of its Subsidiaries is in violation of any term of (i) its charter, certificate or articles of incorporation or bylaws (or other similar organizational or governing documents), (ii) any agreement or instrument related to indebtedness for borrowed money or any other agreement to which it is a party or by which it is bound, or (iii) any domestic or foreign law, order, writ, injunction, decree, ordinance, award, stipulation, statute, judicial or administrative doctrine, rule or regulation entered by a Governmental Entity ("Law") applicable to the Company, its Subsidiaries or any of their respective assets or properties, the consequence of which violation is reasonably expected to (A) have, individually or in the aggregate, a Material Adverse Effect on the Company and its Subsidiaries taken as a whole or (B) prevent or materially delay the performance of this Agreement by the Company. Except as provided in Section 3.9 of the Company Disclosure Schedule, the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby and thereby will not (A) result in any violation of or conflict with, constitute a default under (with or without due notice or lapse of time or both), require any consent, waiver or notice under any term of, or result in the reduction or loss of any benefit or the creation or acceleration of any right or obligation
(including any termination rights) under, (i) the charter, certificate or articles of incorporation or bylaws (or other similar organizational or governing documents) of the Company or any of its Subsidiaries, (ii) any material agreement, note, bond, mortgage, indenture, contract, lease, Company Permit or other obligation or right to which the Company or any of its Subsidiaries is a party or by which any of the assets or properties of the Company or any of its Subsidiaries is bound, or (iii) any applicable Law, except in the case of clause (ii) and (iii) where any of the foregoing is not reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on the Company and its Subsidiaries taken as a whole, or (B) result in the creation of (or impose any obligation on the Company or any of its Subsidiaries to create) any Lien upon any of the material assets or properties of the Company or any of its Subsidiaries pursuant to any such term.

     SECTION 3.10 Real Property.

     (a) Except as disclosed in Section 3.10(a) of the Company Disclosure Schedule, no real property is owned, leased or used by the Company or its current Subsidiaries in the course of their respective businesses. The address, general use of, and period of ownership or occupancy of all of the real property owned in fee by the Company and its Subsidiaries (the "Company Owned Facilities" and, individually referred to herein as a "Company Owned Facility") and all of the real property the Company and its Subsidiaries use or occupy or have the right to use or occupy, now or in the future, pursuant to any lease, sublease, or other occupancy agreement (the "Company Leased Facilities" and individually referred to herein as a "Company Leased Facility") are set forth in Section 3.10 of the Company Disclosure Schedule. No real property is owned, leased or used by the Company or its current Subsidiaries in the course of their respective businesses other than the Company Owned Facilities and Company Leased Facilities.

     (b) With respect to each Company Owned Facility and except as set forth on the Company Balance Sheet, the Company Disclosure Schedule, or in the Company SEC Reports:

          (i) the Company or its Subsidiary has good and marketable title to Company Owned Facilities free and clear of all Liens, except (x) Taxes and general and special assessments not in default and payable without penalty and interest, and (y) Liens, easements, covenants and other restrictions or imperfections of title that do not materially impair the current use, occupancy, or value in excess of any indebtedness secured by such Lien, or the marketability of title of such Company Owned Facilities;

          (ii) to the Company's Knowledge, there are no pending or threatened condemnation proceedings, lawsuits or administrative actions relating to any Company Owned Facility or other matters affecting materially and adversely the current use, occupancy or value thereof;

          (iii) there are no leases, subleases, licenses, concessions or other agreements, written or oral, granting to any party or parties (other than wholly-owned Subsidiaries of the Company) the right of use or occupancy of any portion of any Company Owned Facility that materially adversely affect the Company's use of the property;

          (iv) there are no outstanding options or rights of first refusal to purchase any Company Owned Facility, or any portion thereof or interest therein;

          (v) there are no parties (other than the Company or its Subsidiaries) in possession of any Company Owned Facility, other than tenants under any leases to be provided to Parent who are in possession of space to which they are entitled; and

          (vi) all facilities located on Company Owned Facilities are now, and will be at the time of Closing, in good operating condition and repair, and structurally sound and free of known defects, with no material alterations or repairs required thereto (other than ordinary and routine maintenance and repairs) under applicable Laws, Company Permits or insurance company requirements. To the Company's Knowledge, all such Company Owned Facilities have been operated and maintained in all material respects in accordance with applicable Laws and Company Permits. All such Company Owned Facilities are supplied with utilities and other services, including gas, electricity, water, telephone, sanitary sewer and storm sewer, all of which services are adequate for the uses to which such Company Owned Facility is being put and are provided via public roads or via permanent, irrevocable, appurtenant easements benefiting the parcel of real property.

     (c) With respect to each Company Leased Facility:

          (i) the Company will make available to Parent a true, correct, and complete copy of the lease, sublease or other occupancy agreement for such Company Leased Facility (and all modifications, amendments, and supplements thereto and all side letters to which Company or any of its Subsidiaries is a party affecting the obligations of any party thereunder) (each such agreement is referred to herein as a "Company Real Property Lease");

          (ii) to the Company's Knowledge, the Company or its Subsidiary has a good and valid leasehold interest in such Company Leased Facility free and clear of all Liens, except (x) Taxes and general and special assessments not in default and payable without penalty and interest, and (y) easements, covenants and other restrictions that do not materially impair the current use, occupancy or value, or the marketability of the Company's or its Subsidiary's interest in such real property;

          (iii) to the Company's Knowledge, each Company Real Property Lease constitutes the valid and legally binding obligation of the parties thereto, enforceable in accordance with its terms, and is in full force and effect;

          (iv) all rent and other sums and charges payable by the Company or its Subsidiary as tenant under the Company Real Property Lease covering the Company Leased Facility are current, no termination event or condition or uncured default on the part of the tenant or, to the Company's Knowledge, the landlord, exists under any Company Real Property Lease. No party to such Company Real Property Lease has given written notice to the Company or its Subsidiary or made a claim in writing against the Company or its Subsidiary in respect of any breach or default thereunder; and

          (v) neither the Company nor its Subsidiary has assigned, transferred, conveyed, mortgaged, deeded in trust or encumbered its leasehold interest in the Company Leased Facility.

     SECTION 3.11 Litigation. Except as disclosed in Section 3.11 of the Company Disclosure Schedule, there is no other suit, claim, action, proceeding or, to the Company's Knowledge, investigation, pending or, to the Company's Knowledge, threatened which is reasonably expected to have, individually and in the aggregate, a Material Adverse Effect on the Company and its Subsidiaries taken as a whole. Except as disclosed in Section 3.11 of the Company Disclosure Schedule or the Company SEC Reports, none of the Company or its Subsidiaries is subject to any outstanding order, writ, injunction or decree which is reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on the Company and its Subsidiaries taken as a whole. To the Company's Knowledge, there is no action, suit, proceeding or investigation pending or threatened against any current or former officer, director, employee or agent of the Company or any of its Subsidiaries which is reasonably expected to give rise to a claim for contribution or indemnification against the Company or any of its Subsidiaries. Notwithstanding the foregoing, any shareholder litigation or litigation by any Governmental Entity, in each case brought or threatened against the Company or any officer, director, employee or agent of the Company in any respect of this Agreement or the transactions contemplated hereby, shall not be deemed to have a Material Adverse Effect on the Company and its Subsidiaries taken as a whole.

     SECTION 3.12 Compliance with Applicable Law; Permits. The Company and its Subsidiaries hold all permits, licenses, variances, exemptions, orders, and approvals of all Governmental Entities necessary for the lawful conduct of their respective businesses (the "Company Permits"), except for failures to hold such permits, licenses, variances, exemptions, orders and approvals which are not reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on the Company and its Subsidiaries taken as a whole. The Company and its Subsidiaries are in compliance with the terms of the Company Permits, except where the failure to comply is not reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on the Company and its Subsidiaries taken as a whole. The businesses and operations of the Company and its Subsidiaries comply in all respects with all Laws applicable to the Company or its Subsidiaries, except where the failure to so comply is not reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on the Company and its Subsidiaries taken as a whole.

     SECTION 3.13 Employee Plans

     (a) Section 3.13(a) of the Company Disclosure Schedule sets forth a true, correct, and complete list of:

          (i) all material "employee benefit plans," as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended
     ("ERISA"), under which the Company or any of its Subsidiaries has any obligation or liability, contingent or otherwise, including, but not limited to, (i) all severance plans or arrangements other than any such plan or arrangement (x) under which severance benefits do not exceed two weeks' salary for each year of employment or, in the case of employees whose annual cash compensation exceeds $80,000, three months' salary, or
     (y) which is legally mandated by applicable non-U.S. law; and (ii) all supplemental or U.S. non-qualified retirement plans or arrangements which provide benefits to any employee whose annual cash compensation exceeds $80,000 or benefits in excess of $5,000 for each year of employment (the "Benefit Plans"); and

          (ii) all employment, consulting, termination, severance or individual compensation agreements (other than any such agreement which is terminable within 90 days without liability or at any time without liability exceeding two weeks' salary for each year of employment or, in the case of employees whose annual cash compensation exceeds $80,000, three months' salary, or is legally mandated by applicable non-U.S. law); all stock award, stock option, stock purchase or other equity-based (including phantom stock or stock appreciation rights) plans or arrangements; all material bonus or other incentive compensation plans or agreements (including, but not limited to, any such plan or agreement covering any officer or employee whose annual cash compensation exceeds $80,000); all material salary continuation or deferred compensation plans or agreements (including, but not limited to, any such plan or agreement covering any current or former officer or employee whose annual cash compensation exceeds $80,000; in each case, as to which the Company or any of its Subsidiaries has any obligation or liability (contingent or otherwise) (the "Employee Arrangements").

     (b) A complete and correct copy of each Employee Arrangement, including the forms of stock option grant agreements generally used to make grants under the Company Option Plans, has been provided to Parent. In respect of each Benefit Plan, a complete and correct copy of each of the following documents (if applicable) has been provided to Parent: (i) the most recent plan and related trust documents, and all amendments thereto; (ii) the most recent summary plan description, and all related summaries of material modifications thereto; (iii) the most recent Form 5500 (including, schedules and attachments); (iv) the most recent Internal Revenue Service ("IRS") determination letter; and (v) the most recent actuarial reports (including for purposes of Financial Accounting Standards Board report nos. 87, 106 and 112).

     (c) Except as disclosed in Section 3.13(c) of the Company Disclosure Schedule, none of the Benefit Plans or Employee Arrangements is subject to Title IV of ERISA, constitutes a defined benefit retirement plan or is a multi-employer plan described in Section 3(37) of ERISA, and the Company and its Subsidiaries do not have any material obligation or liability (contingent or otherwise) in respect of any such plans. The Company and its Subsidiaries are not members of a group of trades or businesses (other than that consisting of the Company and its Subsidiaries) under common control or treated as a single employer pursuant to Section 414 of the Code.

     (d) The Benefit Plans and their related trusts intended to qualify under Sections 401 and 501(a) of the Code, respectively, have received a favorable determination letter from the IRS and the Company has no Knowledge that any event has occurred since the date of such letter that could cause the IRS to revoke such determination. Any voluntary employee benefit association which provides benefits to current or former employees of the Company and its Subsidiaries, or their beneficiaries, is and has been qualified under Section 501(c)(9) of the Code.

     (e) In all material respects, all contributions or other payments required to have been made by the Company and its Subsidiaries to or under any Benefit Plan or Employee Arrangement by applicable Law or the terms of such Benefit Plan or Employee Arrangement (or any agreement relating thereto) have been timely and properly made or have been accrued in the Company's financial statements.

     (f) The Benefit Plans and Employee Arrangements have been maintained and administered in accordance with their terms and applicable Laws and no individual who has performed services for the Company or any of its Subsidiaries has been improperly excluded from participation in any Benefit Plan or Employee Arrangement, except where the failure to so maintain and administer such Benefit Plans or the exclusion of any such individuals is not reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on the Company and its Subsidiaries taken as a whole.

     (g) There are no pending or, to the Company's Knowledge, threatened actions, claims, or proceedings against or relating to any Benefit Plan or Employee Arrangement (other than routine benefit claims by Persons claiming benefits thereunder), and, to the Knowledge of the Company, there are no facts or circumstances which could form a reasonable basis for any of the foregoing, except for such actions, claims or proceedings which are not reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on the Company and its Subsidiaries taken as a whole.

     (h) The Company and its Subsidiaries do not have any material obligation or liability (contingent or otherwise) to provide post-retirement life insurance or health benefits coverage for current or former officers, directors, or employees of the Company or any of its Subsidiaries except (i) as may be required under
Part 6 of Title I of ERISA at the sole expense of the participant or the participant's beneficiary, (ii) a medical expense reimbursement account plan pursuant to Section 125 of the Code, (iii) as may be required by a foreign jurisdiction, or (iv) through the last day of the calendar month in which the participant terminates employment with the Company or any Subsidiary of the Company.

     (i) Except as set forth in Section 3.13(i) of the Company Disclosure Schedule, none of the assets of any Benefit Plan is stock of the Company or any of its affiliates, or property leased to or jointly owned by the Company or any of its affiliates.

     (j) Except as disclosed in Section 3.13(j) of the Company Disclosure Schedule or in connection with equity compensation, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) result in any payment becoming due to any employee (current, former, or retired) of the Company or any of its Subsidiaries, (ii) increase any benefits under any Benefit Plan or Employee Arrangement (determined without regard to the "materiality" limits set forth in the definitions of such terms), or (iii) result in the acceleration of the time of payment of, vesting of, or other rights in respect of any such benefits.

     (k) Except as disclosed in Section 3.13(k) of the Company Disclosure Schedule, each of the Benefit Plans covering employees outside of the United States is funded in all material respects through adequate reserves on the financial statements of the Company or its Subsidiaries, insurance contracts, annuity contracts, trust funds or similar arrangements. The benefits and compensation under the Benefit Plans and Employee Arrangements covering employees outside of the United States are no more than customary and reasonable for the country in which such employees work and the industry in which the Company and its Subsidiaries conduct their business.

     (l) The aggregate number of shares of Company Common Stock purchasable under all outstanding purchase rights under the Company Option Plans does not exceed the maximum number of shares remaining available for issuance under such plan.

     SECTION 3.14 Labor Matters.

     (a) The Company and its Subsidiaries are not parties to any labor or collective bargaining agreement, and no employees of the Company or any of its Subsidiaries are represented by any labor organization. There are no representation or certification proceedings, or petitions seeking a representation proceeding, pending or, to the Company's Knowledge, threatened in writing to be brought or filed with the National Labor Relations Board or any other labor relations tribunal or authority. Within the last twelve months, to the Company's Knowledge, there have been no organizing activities involving the Company or any of its Subsidiaries in respect of any group of employees of the Company or any of its Subsidiaries.

     (b) There are no strikes, work stoppages, slowdowns, lockouts, material arbitrations or material grievances or other material labor disputes pending or threatened in writing against or involving the Company or any of its Subsidiaries. There are no unfair labor practice charges, grievances or complaints pending or, to the Company's Knowledge, threatened in writing by or on behalf of any employee or group of employees of the Company or any of its Subsidiaries which, if individually or collectively resolved against the Company or any of its Subsidiaries, would reasonably be expected to have a Material Adverse Effect on the Company and its Subsidiaries taken as a whole.

     (c) There are no complaints, charges or claims against the Company or any of its Subsidiaries pending or, to the Company's Knowledge, threatened to be brought or filed with any Governmental Entity or arbitrator based on, arising out of, in connection with, or otherwise relating to the employment or termination of employment of any individual by the Company or any of its Subsidiaries which, if individually or collectively resolved against the Company or any of its Subsidiaries, would reasonably be expected to have a Material Adverse Effect on the Company and its Subsidiaries taken as a whole, and, to the Knowledge of the Company, there are no facts or circumstances which could form a reasonable basis for any of the foregoing.

     (d) There has been no "mass layoff" or "plant closing" as defined by the Worker Adjustment and Retraining Notification Act, as amended ("WARN"), in respect of the Company or any of its Subsidiaries within the six months prior to the Effective Time.

     (e) All employees of the Company and its Subsidiaries possess all applicable passports, visas, permits and other authorizations required by all applicable immigration or similar Laws to be employed by and to perform services for and on behalf of the Company and its Subsidiaries, except where the failure to possess such passports, visas, permits or other authorizations would not, individually or in the aggregate, reasonably be expected to materially affect the conduct of business by the Company or its Subsidiaries. The Company and its Subsidiaries, and their employees, have complied in all material respects with all applicable immigration and similar Laws.

     SECTION 3.15 Environmental Matters.

     (a) For purposes of this Agreement:

          (i) "Environmental Law" means all federal, state, local or foreign Law, or other legal requirement regulating or prohibiting Releases of Hazardous Materials into the indoor or outdoor environment, or pertaining to the protection of natural resources or wildlife, the environment or public and employee health and safety or pollution or the exposure to Hazardous Materials, including, but not limited to, the

     Comprehensive Environmental Response, Compensation, and Liability Act ("CERCLA") (42 U.S.C. Section 9601 et seq.), the Hazardous Materials Transportation Act (49 U.S.C. Section 1801 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.), the Clean Water Act (33 U.S.C. Section 1251 et seq.), the Clean Air Act (42 U.S.C.
     Section 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. Section 7401 et seq.), the Atomic Energy Act (42 U.S.C. Section 2014 et seq.), the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. Section 136 et seq.), the Communications Act (47 U.S.C. Section 151 et seq.), and the Occupational Safety and Health Act (29 U.S.C. Section 651 et seq.) ("OSHA"), as such laws or other legal requirements have been and may be amended or supplemented through the Closing Date;

          (ii) "Hazardous Material" means any substance, material or waste which is regulated pursuant to any applicable Environmental Law as a "hazardous waste," "hazardous material," "hazardous substance," "extremely hazardous waste," "restricted hazardous waste," "contaminant," "toxic waste," "toxic substance," "source material," "special nuclear material," "byproduct material," "high-level radioactive waste," "low-level radioactive waste," "spent nuclear material" or "radio frequency" and includes petroleum, petroleum products and petroleum by-products and waste;

          (iii) "Release" means any release, spill, emission, leaking, pumping, dumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, or into or out of any property currently or formerly owned, operated or leased by the applicable party or its Subsidiaries; and

          (iv) "Remedial Action" means all actions, including any capital expenditures, required by a Governmental Entity or required under or taken pursuant to any Environmental Law, or voluntarily undertaken to (A) clean up, remove, treat, remediate or address any Hazardous Materials in the indoor or outdoor environment; (B) prevent the Release or threat of Release, or minimize the further Release of any Hazardous Material so it does not endanger or threaten to endanger the public or employee health or welfare or the indoor or outdoor environment; (C) perform pre-remedial studies and investigations or post-remedial monitoring and care pertaining or relating to a Release.

     (b) Except as set forth in Section 3.15 of the Company Disclosure Schedule:

          (i) The operations of the Company and its Subsidiaries are in material compliance with all Environmental Laws, and the Company is not aware of any facts, circumstances or conditions which, without significant capital expenditures, would prevent material compliance in the future;

          (ii) To the Company's Knowledge, the Company and its Subsidiaries have obtained all Company Permits, required under applicable Environmental Laws for the continued operations of their respective businesses; the Company and its Subsidiaries have made all material filings, reports and notices required under any Environmental Law for the past and future operations of their respective businesses;

          (iii) The Company and its Subsidiaries are not subject to any outstanding written orders or material contracts or agreements with any Governmental Entity or other Person respecting (A) Environmental Laws, (B) any Remedial Action, (C) any Release or threatened Release of a Hazardous Material, or (D) an assumption of responsibility for environmental claims of another Person or entity;

          (iv) The Company and its Subsidiaries have not received any written communication alleging, in respect of any such party, the material violation of or liability (real or potential) under any Environmental Law; or requesting, with respect to any such party, information with respect to an investigation pursuant to CERCLA, or any foreign or state counterpart thereto, or any other Environmental Law;

          (v) To the Company's Knowledge, neither the Company nor any of its Subsidiaries has any material contingent liability in connection with any Remedial Action or the Release of any Hazardous Material (whether on-site or off-site) or employee or third party exposure to Hazardous Materials;

          (vi) The current operations of the Company and its Subsidiaries do not involve the generation, transportation, treatment, storage or disposal of Hazardous Materials. To the Company's Knowledge, there has been no disposal by the Company or its Subsidiaries of any Hazardous Materials on or in any site listed or formally proposed to be listed on the National Priorities List promulgated pursuant to CERCLA or any foreign or state remedial priority list promulgated or maintained pursuant to comparable foreign or state law;

          (vii) To the Company's Knowledge, there is not now nor has there been in the past, on, in or at any Company Owned Facility, Company Leased Facility, Former Company Facility (defined as all of the real property formerly owned, leased or used, other than those used solely for office or administrative purposes, by the Company or any of its current or former Subsidiaries or corporate predecessors in interest at any time in the past), or any other facility for which the Company or its Subsidiaries has assumed responsibility for environmental claims, any of the following: (A) any underground storage tanks; (B) landfills, dumps or surface impoundments; (C) any planned, ongoing or completed Remedial Action; (D) any asbestos-containing materials; or (E) any polychlorinated biphenyls;

          (viii) There is not now, nor to the Company's Knowledge, has there been in the past, on, in or at any Company Owned Facility, Company Leased Facility, Former Company Facility, or any other facility for which the Company or its Subsidiaries has assumed responsibility for environmental claims, any site on or nominated for the National Priority List promulgated pursuant to CERCLA or any foreign or state remedial priority list promulgated or published pursuant to any comparable foreign or state law; and

          (ix) No judicial or administrative proceedings are pending or, to the Company's Knowledge, threatened against the Company or its Subsidiaries alleging the material violation of or seeking to impose material liability pursuant to any Environmental Law and, to the Company's Knowledge, there are no investigations pending or threatened against the Company or any of its Subsidiaries under Environmental Laws.

     (c) The Company will make available to Parent copies of all material environmentally related assessments, audits, investigations, or similar reports (and, upon reasonable specific request, sampling reports) in its possession or control and which were prepared in the last five years (and, upon reasonable specific request, earlier information) relating to the Company or its Subsidiaries or any real property currently or formerly owned, operated or leased by or for the Company or its Subsidiaries, including any Company Owned Facility, Company Leased Facility, or Former Company Facility.

     SECTION 3.16 Tax Matters.

     (a) Each of the Company and its Subsidiaries has timely filed (or has had timely filed) all Tax Returns required to be filed by it (or on its behalf). All such Tax Returns are complete and correct in all material respects. The Company and its Subsidiaries have paid all Taxes due for the periods covered by such Tax Returns. The most recent Company SEC Reports reflect an adequate reserve for all Taxes payable by the Company and its Subsidiaries for all Taxable periods and portions thereof through the date of such Company SEC Reports. The Company has previously delivered (or will deliver prior to the Effective Date) to Parent copies of (i) all federal, state, local and foreign income and franchise Tax Returns filed by the Company and its Subsidiaries relating to any taxable periods of the Company or any of its Subsidiaries that remains subject to audit under applicable statutes of limitations; and (ii) any audit report issued within the last three years (or otherwise in respect of any audit or investigation in progress) relating to Taxes due from or in respect of the Company or its Subsidiaries.

     (b) No material deficiencies for any Taxes have been proposed, asserted, or assessed against the Company or its Subsidiaries that have not been fully paid or adequately provided for in the appropriate financial statements of the Company, no requests for waivers of the time to assess any Taxes are pending, and no power of attorney in respect of any Taxes has been executed or filed with any taxing authority. No material issues relating to Taxes have been raised by the relevant taxing authority during any presently pending audit or examination. All income and franchise Tax Returns filed by or on behalf of the Company and its Subsidiaries for the taxable years ended on or prior to September 30, 2000 have been reviewed by the relevant taxing authority or the statute of limitations with respect to such Tax Returns has expired.

     (c) No material Liens for Taxes exist in respect of any assets or properties of the Company or its Subsidiaries, except for statutory Liens for Taxes not yet due.

     (d) Neither the Company nor any of its Subsidiaries is a party to or is bound by any Tax sharing agreement, Tax indemnity obligation, or similar agreement, arrangement, or practice in respect of Taxes (whether or not written) (including any advance pricing agreement, closing agreement, or other agreement relating to Taxes with any taxing authority).

     (e) Neither the Company nor any of its Subsidiaries (i) has ever been a member of an affiliated group within the meaning of Section 1504(a) of the Code (or any similar or analogous group defined under a similar or analogous state, local or foreign Law) other than an affiliated group the common parent of which is the Company, or (ii) has any liability under Treasury Regulation Section 1.1502-6 (or any predecessor or successor thereof or analogous or similar provision under state, local or foreign Law), as a transferee or successor, by contract or otherwise for Taxes of any affiliated group of which the Company is not the common parent.

     (f) To the Company's Knowledge, neither the Company nor any of its Subsidiaries has taken or agreed to take any action that would prevent the Merger from constituting a reorganization qualifying under the provisions of
Section 368(a) of the Code.

     (g) Except as set forth in Section 3.16(g) of the Company Disclosure Schedule, there are no employment, severance, or termination agreements or other compensation arrangements currently in effect which provide for the payment of any amount (whether in cash or property or the vesting of property) as a result of any of the transactions contemplated by this Agreement that individually or collectively (either alone or upon the occurrence of any additional or subsequent event), could give rise to a payment which is nondeductible by reason of Section 280G of the Code.

     (h) The Company and its Subsidiaries have complied in all material respects with all Laws applicable to the payment and withholding of Taxes and have duly and timely withheld from employee salaries, wages and other compensation and have paid over to the appropriate taxing authority all amounts required to be so withheld and paid over for all periods under all applicable Laws.

     (i) No federal, state, local, or foreign audits or other administrative proceedings or court proceedings are presently pending in respect of any Taxes or Tax Returns of the Company or its Subsidiaries and neither the Company nor its Subsidiaries have received a written notice of any pending audit or proceeding.

     (j) Except as set forth in Section 3.16(i) of the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries has agreed to or is required to make any adjustment under Section 481(a) of the Code or any similar provision of state, local or foreign Law by reason of a change in accounting method initiated by the Company or its Subsidiaries or has any Knowledge that a taxing authority has proposed any such adjustment or change in accounting method, or has any application pending with any taxing authority requesting permission for any changes in accounting methods that relate to the business or operations of the Company or its Subsidiaries.

     (k) Except as set forth in Section 3.16(k) of the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries is a party to any contract, agreement, or other arrangement which could result in the payment of amounts that could be nondeductible by reason of Section 162(m) of the Code, provided that no representation or warranty is made as to performance-based or equity-based compensation.

     (l) Neither the Company nor any of its Subsidiaries has received any private letter rulings from the IRS or comparable rulings from other taxing authorities.

     (m) Neither the Company nor any of its Subsidiaries has constituted either a "distributing corporation" or a "controlled corporation" (within the meaning of Section 355(a)(1)(A) of the Code) in a distribution of stock qualifying for tax-free treatment under Section 355 of the Code (i) in the two years prior to the date of this Agreement or (ii) in a distribution which could otherwise constitute part of a "plan" or "series of related transactions" (within the meaning of Section 355(e) of the Code) in conjunction with the Merger.

     (n) Neither the Company nor any of its Subsidiaries (i) engaged in any "intercompany transactions" in respect of which gain was and continues to be deferred pursuant to Treasury Regulation Section 1.1502-13 or any predecessor or successor thereof or analogous or similar provision under state, local or foreign Law; or (ii) has "excess loss accounts" in respect of the stock of any Subsidiary pursuant to Treasury Regulation Section 1.1502-19, or any predecessor or successor thereof or analogous or similar provision under state, local or foreign Law.

     For purposes of this Agreement, "Tax" or "Taxes" means all federal, state, local or foreign Taxes, charges, fees, imposts, duties, levies, gaming or other assessments, including, all net income, gross receipts, capital, sales, use, ad valorem, value added, transfer, franchise, profits, inventory, capital stock, license, withholding, payroll, employment, social security, unemployment, excise, severance, stamp, occupation, property, and estimated Taxes, customs duties, fees, assessments and charges of any kind whatsoever, together with any interest and any penalties, fines, additions to Tax or additional amounts imposed by any taxing authority (domestic or foreign) and shall include any transferee  liability  in respect of Taxes,  any  liability  in respect of Taxes imposed by contract, Tax sharing agreement, Tax indemnity agreement or any similar agreement. "Tax Returns" means any report, return, document, declaration, or any other information or filing required to be supplied to any taxing authority or jurisdiction (domestic or foreign) in respect of Taxes, including information returns, any document in respect of or accompanying payments or estimated Taxes, or in respect of or accompanying requests for the extension of time in which to file any such report, return document, declaration, or other information, including amendments thereof and attachments thereto.

     SECTION 3.17 Absence of Questionable Payments. To the Company's Knowledge, neither the Company nor any of its Subsidiaries nor any director, officer, agent, employee or other Person acting on behalf of the Company or any of its Subsidiaries, has used any corporate or other funds for unlawful contributions, payments, gifts or entertainment, or made any unlawful expenditures relating to political activity to government officials or others or established or maintained any unlawful or unrecorded funds in violation of the Foreign Corrupt Practices Act of 1977, as amended, or any other domestic or foreign Law. To the Company's Knowledge, neither the Company nor any of its Subsidiaries nor any director, officer, agent, employee or other Person acting on behalf of the Company or any of its Subsidiaries has accepted or received any unlawful contributions, payments, gifts or expenditures.

     SECTION 3.18 Material Contracts.

     (a) Set forth in Section 3.18(a) of the Company Disclosure Schedule and/or the Company's SEC Filings, is a list of all contracts and agreements (and all amendments, modifications and supplements thereto and all side letters to which the Company or any of its Subsidiaries is a party affecting the obligations of any party thereunder) to which the Company or any of its Subsidiaries is a party or by which any of its assets or properties are bound that are material to the business, assets or properties of the Company and its Subsidiaries taken as a whole, including, to the extent any of the following are, individually or in the aggregate, material to the business, assets or properties of the Company and its Subsidiaries taken as a whole, all: (i) employment, severance, product design or development, personal services, consulting, non-competition or indemnification contracts (including, any contract to which the Company or any of its Subsidiaries is a party involving employees of the Company), but excluding normal indemnification provisions under license or sale contracts; (ii) licensing, merchandising or distribution agreements involving the payment of more than $50,000 per year; (iii) contracts granting a right of first refusal or first negotiation involving in excess of $50,000; (iv) partnership or joint venture agreements; (v) agreements for the acquisition, sale or lease of material assets or properties of the Company (by merger, purchase or sale of assets or stock or otherwise) entered into since December 31, 2003; (vi) contracts or agreements with any Governmental Entity involving the payment of more than $50,000 per year; (vii) loan or credit agreements, mortgages, indentures or other agreements or instruments evidencing indebtedness for borrowed money by the Company or any of its Subsidiaries or any such agreement pursuant to which indebtedness for borrowed money may be incurred, in each case involving in excess of $50,000; (viii) agreements that purport to limit, curtail or restrict the ability of the Company or any of its Subsidiaries to compete in any geographic area or line of business; (ix) assembly (packaging), testing, or supply agreements, in each case, involving in excess of $50,000; and (x) commitments and agreements to enter into any of the foregoing (collectively, together with any such contracts entered into in accordance with Section 5.1, the "Company Material Contracts"). Section 3.18 of the Company Disclosure Schedule sets forth a list of all Company Material Contracts and the Company has heretofore made available to Parent true, correct, and complete copies of all such Company Material Contracts.

     (b) To the Company's Knowledge, each of the Company Material Contracts constitutes the valid and legally binding obligation of the Company or its Subsidiaries, enforceable in accordance with its terms, and is in full force and effect. There is no material default under any Company Material Contract either by the Company (or its Subsidiaries) or, to the Company's Knowledge, by any other party thereto, and no event has occurred that with the giving of notice, the lapse of time, or both would constitute a default thereunder by the Company (or its Subsidiaries) or, to the Company's Knowledge, any other party. As of the date hereof, no party has notified the Company in writing that it intends to terminate or fail to extend its contract with the Company within one year of the date of the Agreement, except for any such termination or failure as would not have a Material Adverse Effect on the Company and its Subsidiaries taken as a whole.

     (c) No party to any such Company Material Contract has given notice to the Company of or made a claim against the Company in respect of any material breach or default thereunder.

     (d) Except as set forth in Section 3.18(d) of the Company Disclosure Schedule, no consent of any third party is required under any Company Material Contract as a result of or in connection with, and the enforceability of any Company Material Contract will not be affected in any manner by, the execution, delivery, and performance of this Agreement or the consummation of the transactions contemplated hereby.

     SECTION 3.19 Subsidies. Section 3.19 of the Company Disclosure Schedule sets forth a list of all material grants, subsidies and similar arrangements directly or indirectly between or among the Company or any of its Subsidiaries, on the one hand, and any domestic or foreign Governmental Entity or any other Person, on the other hand. Except as set forth on Section 3.19 of the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries has requested, sought, applied for or entered into any material grant, subsidy or similar arrangement directly or indirectly from or with any domestic or foreign Governmental Entity or any other Person.

     SECTION 3.20 Intellectual Property.

     (a) As used herein, the term "Intellectual Property" means domestic and foreign letters patent, patents, patent applications, patent licenses, know-how licenses, trademark registrations and applications, service mark registrations and applications and copyright registrations and applications, databases, software licenses, trade names, trade secrets, technical Knowledge, know-how, confidential information, customer lists, proprietary processes, techniques, formulae, and related ownership, use and other rights (including rights of renewal and rights to sue for past, present and future infringements or misappropriations thereof).

     (b) To the Company's Knowledge, and except as are not reasonably expected to have a Material Adverse Effect on the Company and its Subsidiaries taken as a whole: (i) each item of Intellectual Property is in compliance with applicable legal requirements relating to the enforceability or maintenance of such item (including payment of filing, examination and maintenance fees and proofs of working or use, as applicable) other than any requirement that if, not satisfied, would not result in a revocation or otherwise materially affect the enforceability of the item of Intellectual Property in question, and the Company has taken reasonable steps to protect such Intellectual Property; (ii) the Company and its Subsidiaries own or have the right to use, free and clear of all Liens, all Intellectual Property necessary for the operation of the businesses of the Company and its Subsidiaries as presently conducted and as presently proposed to be conducted; (iii) each material item of Intellectual Property owned or used by the Company and its Subsidiaries immediately prior to the Effective Time will be owned or available for use by Parent and the Surviving Corporation immediately subsequent to the Effective Time; (iv) the Company and its Subsidiaries have taken all action deemed by the Company or the relevant Subsidiary to be necessary or reasonable, but in no event less than all commercially reasonable action, to protect and preserve the confidentiality of all technical Intellectual Property not otherwise protected by patents, patent applications or copyrights; (v) the Company has had and continues to have a requirement that all employees of the Company and its Subsidiaries must execute a non-disclosure agreement which includes an agreement to assign to the Company or its Subsidiaries all rights to Intellectual Property originated or invented by such employee relating to the business of the Company and its Subsidiaries; and (vi) no trade secret or confidential know-how material to the business of the Company or any of its Subsidiaries as currently operated has been disclosed or authorized to be disclosed to any third party, other than pursuant to a non-disclosure agreement that protects the Company's or such Subsidiary's proprietary interests in and to such trade secrets and confidential know-how.

     (c) Except as set forth in Section 3.20(c) of the Company Disclosure Schedule, to the Company's Knowledge, neither the Company nor any of its Subsidiaries has interfered with, infringed upon, misappropriated or otherwise come into conflict with any Intellectual Property rights of third parties, and neither the Company nor any of its Subsidiaries has received any charge, complaint, claim or notice alleging any such interference, infringement, misappropriation or violation that remains unresolved and, if decided adversely to the Company, would be reasonably likely to have a Material Adverse Effect on the Company and Subsidiaries taken as a whole. No third party has, to the Company's Knowledge, interfered with, infringed upon, misappropriated or otherwise come into conflict with any Intellectual Property rights of the Company or its Subsidiaries, except where such actions are not reasonably expected to have a Material Adverse Effect on the Company and its Subsidiaries taken as a whole.

     (d) Section 3.20(d) of the Company Disclosure Schedule identifies each material item of Intellectual Property that any third party owns and that the Company or any of its Subsidiaries uses pursuant to license, sublicense, agreement or permission that either (i) if such license, sublicense, agreement or permission were denied, would reasonably be expected to have a Material Adverse Effect on the Company or its Subsidiaries taken as a whole, or (ii) includes any unsatisfied obligation to pay any royalty amount or any obligation to pay a royalty, whether fixed or determined based on usage, following the Effective Date in excess of $10,000. To the Company's Knowledge, in respect of each such item of used Intellectual Property:

          (i) the license, sublicense, agreement or permission covering the item is legal, valid, binding, enforceable and in full force and effect;

          (ii) the licenses, sublicenses, agreements or permissions will in all material respects continue to be legal, valid, binding, enforceable and in full force and effect on identical terms following the Effective Time;

          (iii) no party to the license, sublicense, agreement or permission is in breach or default, and no event has occurred which with notice or lapse of time would constitute a breach or default or permit termination, modification or acceleration thereunder such as would have a Material Adverse Effect on the Company and its Subsidiaries taken as a whole; and

          (iv) no party to the license, sublicense, agreement or permission has repudiated any provision thereof.

     (e) Except as set forth in Section 3.20(e) of the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries has granted (i) any exclusive licenses (other than implied patent licenses in the ordinary course of business) in any patents owned by the Company or any of its Subsidiaries or (ii) any exclusive licenses in any other Intellectual Property owned by the Company or any of its Subsidiaries to any third party.

     (f) Except as may have been given in connection with patent licenses set forth in Section 3.20(e) of the Company Disclosure Schedule or given in the ordinary course of business within the scope of the Company's standard terms and conditions of sale, neither the Company nor any of its Subsidiaries has entered into any material agreement to indemnify any other Person against any charge of infringement or misappropriation of any Intellectual Property.

     (g) The execution, delivery and performance by the Company of this Agreement, and the consummation of the transactions contemplated hereby, will not (i) result in the loss or impairment of, or give rise to any right of any third party to terminate or alter, any of the Company's or any of its Subsidiaries' rights to own any of its Intellectual Property except as are not reasonably expected to have a Material Adverse Effect on the Company and its Subsidiaries taken as a whole, nor (ii) require the consent of any Governmental Entity or third party in respect of any such Intellectual Property that, if not obtained, is reasonably expected to have a Material Adverse Effect on the Company and its Subsidiaries taken as a whole.

     SECTION 3.21 Opinion of Financial Advisor. The Company Board has received an oral opinion from its financial advisor prior to the date of this Agreement, to the effect that, as of such date, the Exchange Ratio is fair to the stockholders of the Company from a financial point of view.

     SECTION 3.22 Brokers. Except as set forth in Section 3.22 of the Company Disclosure Schedule, no broker, finder, investment banker or other Person (other than the Company's Financial Advisor, a true and correct copy of whose engagement letter has been provided to Parent) is entitled to any brokerage, finder's or other fee or commission or expense reimbursement in connection with the transactions contemplated by this Agreement based upon arrangements made by and on behalf of the Company or any of its affiliates.

     SECTION 3.23 URBCA ss. 203. The restrictions contained in Title 61 Chapter 6 of the Utah Code (i.e., The Utah Control Shares Acquisitions Act) will not apply to the execution, delivery or performance of this Agreement, the Company Voting Agreement or the consummation of the Merger. No other antitakeover Laws of any state are applicable to this Agreement, the Company Voting Agreement, or the transactions contemplated hereby or thereby.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES
                            OF PARENT AND MERGER SUB

     Except as set forth in the disclosure schedule delivered by Parent to the Company prior to the execution of this Agreement (the "Parent Disclosure Schedule") or in the amendments to certain sections of the Parent Disclosure Schedule permitted by Section 7.15 hereof, Parent and Merger Sub hereby represent and warrant to the Company as follows:

     SECTION 4.1 Organization and Qualification; Subsidiaries.

     (a) Each of Parent and Merger Sub and each of their Subsidiaries is, or will be as of the Effective Time, a corporation or legal entity duly organized, validly existing and in good standing under the applicable Laws of the jurisdiction of its incorporation or organization and has all requisite corporate, partnership or similar power and authority to own, lease and operate its properties and to carry on its businesses as now being conducted.

     (b) Exhibit 21 to Parent's Annual Report on Form 10-K on October 22, 2001 sets forth a list of all Subsidiaries of Parent. Except as listed therein or in
Section 4.1 of the Parent Disclosure Schedule, neither Parent nor Merger Sub owns, directly or indirectly, beneficially or of record, any shares of capital stock or other securities of any other entity or any other investment in any other entity.

     (c) Each of Parent and Merger Sub is, and each of their Subsidiaries is or will be as of the Effective Time, duly qualified or licensed and in good standing to do business in each jurisdiction in which the property owned, leased, or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so duly qualified or licensed and in good standing is not reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on Parent and its Subsidiaries taken as a whole.

     (d) Each of Parent and Merger Sub has heretofore delivered to the Company accurate and complete copies of the certificate of incorporation and bylaws, as currently in effect, of Parent and Merger Sub. Each of Parent and Merger Sub has heretofore delivered to the Company accurate and complete copies of the charter or certificate of incorporation and bylaws (or other similar organizational and governing documents), as currently in effect, of each of its Subsidiaries.

     SECTION 4.2 Capitalization of Parent and Its Subsidiaries.

     (a) The authorized stock of Parent consists of 75,000,000 shares of Parent Common Stock, of which 24,221,326 shares are issued and 24,209,414 are outstanding (the Parent Common Stock is sometimes referred to herein as the "Parent Shares"). All of the issued and outstanding Parent Shares have been validly issued, and are duly authorized, fully paid, non-assessable and free of preemptive rights. As of the date hereof, 3,074,880 Shares are reserved for issuance and issuable upon or otherwise deliverable in connection with the exercise of outstanding Parent Stock Options issued pursuant to Parent's stock option plans. Except as set forth above or listed in Section 4.2(a) of the Parent Disclosure Schedule, as of the date hereof, there are no outstanding (i) shares of stock or other voting securities of Parent; (ii) securities of Parent or any of its Subsidiaries convertible into or exchangeable for shares of stock or voting securities of Parent; (iii) options or other rights to acquire from Parent or any of its Subsidiaries, and no obligations of Parent or any of its Subsidiaries to issue, any stock, voting securities, or securities convertible into or exchangeable for stock or voting securities of Parent; or (iv) equity equivalents, interests in the ownership or earnings of Parent, or other similar rights (including stock appreciation rights) (collectively, "the Parent Securities"). There are no outstanding obligations of Parent or any of its Subsidiaries to repurchase, redeem or otherwise acquire any the Company Securities. There are no stockholder agreements, voting trusts or other agreements or understandings to which Parent or any of its Subsidiaries is a party or to which it is bound relating to the voting of any shares of capital stock of Parent (other than the Parent Voting Agreement).

     (b) Except as provided in Section 4.2(b) of Parent Disclosure Schedule, all of the outstanding capital stock of Parent's Subsidiaries is owned by Parent, directly or indirectly, free and clear of any Lien or any other limitation or restriction (including, any restriction on the right to vote or sell the same) except as may be provided as a matter of Law. Except as provided in Section 4.2(b) of Parent Disclosure Schedule, there are no debt or equity securities of Parent or its Subsidiaries convertible into or exchangeable for, no options or other rights to acquire from Parent or its Subsidiaries, and no other contract, understanding, arrangement, or obligation (whether or not contingent) providing for the issuance or sale, directly or indirectly of, any capital stock or other ownership interests in, or any other securities of, any Subsidiary of Parent. Except as provided in Section 4.2(b) of Parent Disclosure Schedule, there are no outstanding contractual obligations of Parent or its Subsidiaries to repurchase, redeem, or otherwise acquire any outstanding shares of capital stock or other ownership interests in any Subsidiary of Parent. None of Parent's Subsidiaries owns any capital stock of Parent. For purposes of this Agreement, "Lien" means, in respect of any asset (including any security) any mortgage, lien, pledge, charge, security interest, or encumbrance of any kind in respect of such asset.

     SECTION 4.3 Authority Relative to This Agreement.

     (a) Each of Parent and Merger Sub has all necessary corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. No other corporate proceedings on the part of Parent or Merger Sub are necessary to authorize this Agreement or to consummate the transactions contemplated hereby and thereby (other than, in respect of the Merger and this Agreement, Parent Requisite Vote (as hereinafter defined)). This Agreement has been duly and validly executed and delivered by each of Parent and Merger Sub and constitutes a valid, legal, and binding agreement of Parent and Merger Sub, enforceable against Parent and Merger Sub in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar Laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

     (b) As of the date hereof, the Board of Directors of Parent (the "Parent Board") has duly and validly authorized the execution and delivery of this Agreement and approved the consummation of the transactions contemplated hereby, and has resolved (i) this Agreement and the transactions contemplated hereby, including the Merger, taken together, to be advisable and fair to, and in the best interests of, Parent and its stockholders; and (ii) to recommend that the stockholders of Parent approve and adopt this Agreement and approve the Merger. Parent Board has directed that this Agreement be submitted to the stockholders of Parent for their approval and adoption. The affirmative approval of the holders of Shares representing a majority of the votes that may be cast by the holders of all outstanding Shares (voting as a single class) as of the record date for Parent (the "Parent Requisite Vote") is the only vote of the holders of any class or series of stock of Parent necessary to approve and adopt this Agreement and approve the Merger.

     SECTION 4.4 SEC Reports; Financial Statements. Since October 31, 2001, Parent has filed all forms, reports and documents with the SEC required to be filed by it under the Securities Act and the Exchange Act (the "Parent SEC Reports"), each of which complied in all material respects with all applicable requirements of the Securities Act and the Exchange Act, each as in effect on the dates such Parent SEC Reports were filed. None of the Parent SEC Reports contained, when filed, any untrue statement of a material fact or omitted to state a material fact required to be stated or incorporated by reference therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent amended prior to the date hereof by a subsequently filed the Company SEC Report. The consolidated financial statements of Parent included in the Parent SEC Reports complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC in respect thereof and fairly presented, in conformity with GAAP (except as may be indicated in the notes thereto), the consolidated financial position of Parent and its consolidated Subsidiaries, in each case as of the dates thereof and their consolidated results of operations and changes in financial position for the periods then ended (subject, in the case of the unaudited interim financial statements, to the absence of footnote disclosure and to normal year-end adjustments). For purposes of this Agreement, "the Parent Balance Sheet" means the consolidated balance sheet of Parent as of October 31, 2003, as set forth in Parent's Quarterly Report on Form 10-Q for the fiscal quarter ended October 31, 2003, and "the Parent Balance Sheet Date" means October 31, 2003. Since the Parent Balance Sheet Date, there has not been any change, or any application or request for any change, by Parent or any of its Subsidiaries in accounting principles, methods or policies for financial accounting or Tax purposes, other than as a result of any changes under GAAP or other relevant accounting principles or changes required by any applicable Tax rule or regulation.

     SECTION 4.5 No Undisclosed Liabilities. There are no material liabilities of Parent or Merger Sub or any of their Subsidiaries of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, which are required to be reflected in its financial statements (or in the notes thereto) in accordance with GAAP, other than: (a) liabilities disclosed, provided for or reserved against in Parent Balance Sheet or in the notes thereto; (b) liabilities arising in the ordinary course of business after the date of Parent Balance Sheet; (c) liabilities disclosed in the Parent SEC Reports prior to the date hereof; (d) liabilities arising under this Agreement; and (e) liabilities disclosed in Section 4.5 of the Parent Disclosure Schedule.

     SECTION 4.6 Absence of Changes. Except as contemplated by this Agreement or as set forth in Section 4.6 of the Parent Disclosure Schedule and except as and to the extent publicly disclosed in the Parent's SEC Reports prior to the date hereof, since the Parent Balance Sheet Date, Each of Parent, Merger Sub and their Subsidiaries have conducted their business in the ordinary and usual course consistent with past practice and there has not been:

          (a) any event, occurrence or development which had or is reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on Parent and its Subsidiaries taken as a whole;

          (b) any declaration, setting aside or payment of any dividend or other distribution in respect of any shares of capital stock of Parent or (except to Parent or other Subsidiaries) any Subsidiary, any split, combination or reclassification of any shares of capital stock of Parent or any Subsidiary, or any repurchase, redemption or other acquisition by Parent or any of its Subsidiaries of any Parent or Subsidiary securities;

          (c) any amendment or change to the certificate of incorporation or bylaws of Parent or Merger Sub or any amendment of any term of any outstanding security of Parent or any of its Subsidiaries that would materially increase the obligations of Parent or any such Subsidiary under such security;

          (d) (i) any incurrence or assumption by Parent or any Subsidiary of any indebtedness for borrowed money other than under existing credit facilities (or any renewals, replacements or extensions that do not increase the aggregate commitments thereunder) except (A) in the ordinary and usual course of business consistent with past practice or (B) as permitted by Section 6.1, or (ii) any guarantee, endorsement, or other incurrence or assumption of liability (whether directly, contingently or otherwise) by Parent or any of its Subsidiaries for the obligations of any other Person (other than any wholly owned Subsidiary of Parent), other than in the ordinary and usual course of business consistent with past practice;

          (e) any creation or assumption by Parent or any of its Subsidiaries of any Lien on any material asset of Parent or any of its Subsidiaries other than in the ordinary and usual course of business consistent with past practice;

          (f) any making of any loan, advance or capital contribution to or investment in any Person by Parent or any of its Subsidiaries other than
     (i) as permitted by Section 6.1, (ii) loans, advances or capital contributions to or investments in wholly owned Subsidiaries of Parent,
     (iii) loans or advances to employees of Parent or any of its Subsidiaries in the ordinary course of business consistent with past practice or (iv) extensions of credit to customers in the ordinary course of business consistent with past practice;

          (g) any contract or agreement entered into by Parent or any of its Subsidiaries on or prior to the date hereof relating to any material acquisition or disposition of any assets or business, other than contracts or agreements in the ordinary and usual course of business consistent with past practice and those contemplated by this Agreement;

          (h)  any   modification,   amendment,   assignment,   termination   or
     relinquishment by Parent or any of its Subsidiaries of any contract, license or other right (including any insurance policy naming it as a beneficiary or a loss payable payee) that is reasonably expected to have a Material Adverse Effect on Parent and its Subsidiaries taken as a whole;

          (i) any material change in any method of accounting or accounting principles or practice by Parent or any of its Subsidiaries, except for any such change required by reason of a change in GAAP;

          (j) any (i) grant of any severance or termination pay to any director, officer or employee of Parent or any of its Subsidiaries exceeding the amounts set forth in Parent's severance plans or agreements listed in Sections 4.13(a) or 4.18 of the Parent Disclosure Schedule; (ii) entering into of any employment, deferred compensation, severance, consulting, termination or other similar agreement (or any amendment to any such existing agreement) with any director, officer or employee of Parent or any of its Subsidiaries whose annual cash compensation exceeds $80,000; (iii) increase in benefits payable under any existing severance or termination pay policies or employment agreements; or (iv) increase in compensation, bonus or other benefits payable to directors, officers or employees of Parent or any of its Subsidiaries other than, in the case of clause (iv) only, increases prior to the date hereof in compensation, bonus or other benefits payable to directors, officers or employees of Parent or any of its Subsidiaries in the ordinary and usual course of business consistent with past practice or merit increases in salaries of employees at regularly scheduled times in customary amounts consistent with past practices;

          (k) any change or amendment of the contracts, salaries, wages or other compensation of any officer, director, employee, agent or other similar representative of Parent or any of its Subsidiaries whose annual cash compensation exceeds $80,000 other than changes or amendments that do not and will not result in increases of more than five percent in the salary, wages or other compensation of any such Person;

          (l) any adoption, entering into, amendment, alteration or termination of (partially or completely) any Benefit Plan or Employee Arrangement except as contemplated by this Agreement or to the extent required by applicable Law or GAAP;

          (m) any entering into of any contract with an officer, director, employee, agent or other similar representative of Parent or any of its Subsidiaries that is not terminable, without penalty or other liability, upon not more than 60 calendar days' notice; or

          (n) any (i) making or revoking of any material election relating to Taxes, (ii) settlement or compromise of any material claim, action, suit, litigation, proceeding, arbitration, investigation, audit or controversy relating to Taxes, or (iii) change to any material methods of reporting income or deductions for federal income tax purposes.

     SECTION 4.7 Information Supplied. None of the information supplied or to be supplied by Parent or Merger Sub specifically for inclusion or incorporation by reference in (i) the S-4, at the time the S-4 is filed with the SEC and at the time it becomes effective under the Securities Act, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) the Joint Proxy Statement will, at the date mailed to stockholders and at the times of the Parent Stockholder Meeting and the Company Stockholder Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. If at any time prior to the Effective Time any event in respect of Parent, Merger Sub, their officers and directors or any of their Subsidiaries should occur which is required to be described in an amendment of, or a supplement to, the S-4 or the Joint Proxy Statement, Parent shall promptly so advise the Company and such event shall be so described, and such amendment or supplement (which the Company shall have a reasonable opportunity to review) shall be promptly filed with the SEC and, as required by Law, disseminated to the stockholders of Parent. The Joint Proxy Statement, insofar as it relates to Parent Stockholder Meeting, will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder. No representation is made under this Section 4.7 with respect to any statements made or incorporated by reference in the S-4 or the Joint Proxy Statement based on information supplied by the Company specifically for inclusion or incorporation by reference therein.

     SECTION 4.8 Consents and Approvals. Except for filings, permits, authorizations, consents and approvals as may be required under, and other applicable requirements of, the Securities Act, state securities or blue sky Laws, the HSR Act and any comparable requirements of foreign Governmental Entities, the filing and acceptance for record of the Articles of Merger as required by the URBCA, and such other filings, permits, consents and approvals which, if not obtained or made, are not reasonably expected to have a Material Adverse Effect on Parent, and its Subsidiaries taken as a whole, no filing with or notice to, and no permit, authorization, consent or approval of a Governmental Entity is necessary for the execution and delivery by Parent and Merger Sub of this Agreement or the consummation by Parent and Merger Sub of the transactions contemplated hereby.

     SECTION 4.9 No Default. Neither Parent nor any of its Subsidiaries is in violation of any term of (i) its charter, certificate or articles of incorporation or bylaws (or other similar organizational or governing documents), (ii) any agreement or instrument related to indebtedness for borrowed money or any other agreement to which it is a party or by which it is bound, or (iii) any Law applicable to Parent, its Subsidiaries or any of their respective assets or properties, the consequence of which violation is reasonably expected to (A) have, individually or in the aggregate, a Material Adverse Effect on Parent and its Subsidiaries taken as a whole or (B) prevent or materially delay the performance of this Agreement by Parent and Merger Sub. Except as set forth in Section 4.9 of the Parent Disclosure Schedule, the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby and thereby will not (A) result in any violation of or conflict with, constitute a default under (with or without due notice or lapse of time or both), require any consent, waiver or notice under any term of, or result in the reduction or loss of any benefit or the creation or acceleration of any right or obligation (including any termination rights) under, (i) the charter, certificate or articles of incorporation or bylaws (or other similar organizational or governing documents) of Parent or any of its Subsidiaries, (ii) any material agreement, note, bond, mortgage, indenture, contract, lease, the Company Permit or other obligation or right to which Parent or any of its Subsidiaries is a party or by which any of the assets or properties of Parent or any of its Subsidiaries is bound, or (iii) any applicable Law, except in the case of clause (ii) and (iii) where any of the foregoing is not reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on Parent and its Subsidiaries taken as a whole, or (B) result in the creation of (or impose any obligation on Parent or any of its Subsidiaries to create) any Lien upon any of the material assets or properties of Parent or any of its Subsidiaries pursuant to any such term.

     SECTION 4.10 Real Property.

     (a) Except as disclosed in Section 4.10(a) of the Parent Disclosure Schedule, no real property is owned, leased or used by Parent or its current Subsidiaries in the course of their respective businesses. Parent has provided the Company with the address, general use of, and period of ownership or occupancy of all of the real property owned in fee by Parent and its Subsidiaries (the "Parent Owned Facilities" and referred to individually herein as a "Parent Owned Facility") and all of the real property Parent and its Subsidiaries use or occupy or have the right to use or occupy, now or in the future, pursuant to any lease, sublease, or other occupancy agreement (the "Parent Leased Facilities" and referred to individually herein as a "Parent Leased Facility"). No real property is owned, leased or used by Parent or its current Subsidiaries in the course of their respective businesses other than the Parent Owned Facilities and Parent Leased Facilities.

     (b) With respect to each Parent Owned Facility and except as set forth on the Parent Balance Sheet, the Parent Disclosure Schedule, or in the Parent SEC
Reports:

          (i) Parent or its Subsidiary has good and marketable title to the Parent Owned Facilities free and clear of all Liens, except (x) Taxes and general and special assessments not in default and payable without penalty and interest, and (y) Liens, easements, covenants and other restrictions or imperfections of title that do not materially impair the current use, occupancy, or value in excess of any indebtedness secured by such Lien, or the marketability of title of such Parent Owned Facilities;

          (ii) to Parent's Knowledge, there are no pending or threatened condemnation proceedings, lawsuits or administrative actions relating to any Parent Owned Facility or other matters affecting materially and adversely the current use, occupancy or value thereof;

          (iii) there are no leases, subleases, licenses, concessions or other agreements, written or oral, granting to any party or parties (other than wholly-owned Subsidiaries of Parent) the right of use or occupancy of any portion of any Parent Owned Facility that materially adversely affect Parent's use of the property;

          (iv) there are no outstanding options or rights of first refusal to purchase any Parent Owned Facility, or any portion thereof or interest therein;

          (v) there are no parties (other than Parent or its Subsidiaries) in possession of any Parent Owned Facility, other than tenants under any leases to be provided to the Company who are in possession of space to which they are entitled; and

          (vi) all facilities located on Parent Owned Facilities are now, and will be at the time of Closing, in good operating condition and repair, and structurally sound and free of known defects, with no material alterations or repairs required thereto (other than ordinary and routine maintenance and repairs) under applicable Laws, the Company Permits or insurance company requirements. To Parent's Knowledge, all such Parent Owned Facilities have been operated and maintained in all material respects in accordance with applicable Laws and the Company Permits. All such Parent Owned Facilities are supplied with utilities and other services, including gas, electricity, water, telephone, sanitary sewer and storm sewer, all of which services are adequate for the uses to which such Parent Owned Facility is being put and are provided via public roads or via permanent, irrevocable, appurtenant easements benefiting the parcel of real property.

     (c) With respect to each Parent Leased Facility:

          (i) Parent will make available to the Company a true, correct, and complete copy of the lease, sublease or other occupancy agreement for such Parent Leased Facility (and all modifications, amendments, and supplements thereto and all side letters to which the Company or any of its Subsidiaries is a party affecting the obligations of any party thereunder) (each such agreement is referred to herein as a "Parent Real Property Lease");

          (ii) to Parent's Knowledge, Parent or its Subsidiary has a good and valid leasehold interest in such Parent Leased Facility free and clear of all Liens, except (x) Taxes and general and special assessments not in default and payable without penalty and interest, and (y) easements, covenants and other restrictions that do not materially impair the current use, occupancy or value, or the marketability of Parent's or its Subsidiary's interest in such real property;

          (iii) to Parent's Knowledge, each Parent Real Property Lease constitutes the valid and legally binding obligation of the parties thereto, enforceable in accordance with its terms, and is in full force and effect;

          (iv) all rent and other sums and charges payable by Parent or its Subsidiary as tenant under the Parent Real Property Lease covering the Parent Leased Facility are current, no termination event or condition or uncured default on the part of the tenant or, to Parent's Knowledge, the landlord, exists under any Parent Real Property Lease. No party to such Parent Real Property Lease has given written notice to Parent or its Subsidiary or made a claim in writing against Parent or its Subsidiary in respect of any breach or default thereunder; and

          (v) neither Parent nor its Subsidiary has assigned, transferred, conveyed, mortgaged, deeded in trust or encumbered its leasehold interest in the Parent Leased Facility.

     SECTION 4.11 Litigation. Except as disclosed in Section 4.11 of the Parent Disclosure Schedule, there is no other suit, claim, action, proceeding or, to Parent's Knowledge, investigation, pending or, to Parent's Knowledge, threatened which is reasonably expected to have, individually and in the aggregate, a Material Adverse Effect on Parent and its Subsidiaries taken as a whole. Except as disclosed in Section 4.11 of the Parent Disclosure Schedule or the Parent SEC Reports, none of Parent or its Subsidiaries is subject to any outstanding order, writ, injunction or decree which is reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on Parent and its Subsidiaries taken as a whole. To Parent's Knowledge, there is no action, suit, proceeding or investigation pending or threatened against any current or former officer, director, employee or agent of Parent or any of its Subsidiaries which is reasonably expected to give rise to a claim for contribution or indemnification against Parent or any of its Subsidiaries. Notwithstanding the foregoing, any shareholder litigation or litigation by any Governmental Entity, in each case brought or threatened against Parent or any officer, director, employee or agent of Parent in any respect of this Agreement or the transactions contemplated hereby, shall not be deemed to have a Material Adverse Effect on Parent and its Subsidiaries taken as a whole.

     SECTION 4.12 Compliance with Applicable Law; Permits. Parent and its Subsidiaries hold all permits, licenses, variances, exemptions, orders, and approvals of all Governmental Entities necessary for the lawful conduct of their respective businesses (the "the Parent Permits"), except for failures to hold such permits, licenses, variances, exemptions, orders and approvals which are not reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on Parent and its Subsidiaries taken as a whole. Parent and its Subsidiaries are in compliance with the terms of Parent Permits, except where the failure to comply is not reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on Parent and its Subsidiaries taken as a whole. The businesses and operations of Parent and its Subsidiaries comply in all respects with all Laws applicable to Parent or its Subsidiaries, except where the failure to so comply is not reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on Parent and its Subsidiaries taken as a whole.

     SECTION 4.13 Employee Plans

     (a) Section 4.13(a) of the Parent Disclosure Schedule sets forth a true, correct, and complete list of:

          (i) all material "employee benefit plans," as defined in Section 3(3) of ERISA, under which Parent or any of its Subsidiaries has any obligation or liability, contingent or otherwise, including, but not limited to, (i) all severance plans or arrangements other than any such plan or arrangement
     (x) under which severance benefits do not exceed two weeks' salary for each year of employment or, in the case of employees whose annual cash compensation exceeds $80,000, three months' salary, or (y) which is legally mandated by applicable non-U.S. law; and (ii) all supplemental or

     U.S. non-qualified retirement plans or arrangements which provide benefits to any employee whose annual cash compensation exceeds $80,000 or benefits in excess of $5,000 for each year of employment (the "Parent Benefit Plans"); and

          (ii) all employment, consulting, termination, severance or individual compensation agreements (other than any such agreement which is terminable within 90 days without liability or at any time without liability exceeding two weeks' salary for each year of employment or, in the case of employees whose annual cash compensation exceeds $80,000, three months' salary, or is legally mandated by applicable non-U.S. law); all stock award, stock option, stock purchase or other equity-based (including phantom stock or stock appreciation rights) plans or arrangements; all material bonus or other incentive compensation plans or agreements (including, but not limited to, any such plan or agreement covering any officer or employee whose annual cash compensation exceeds $80,000); all material salary continuation or deferred compensation plans or agreements (including, but not limited to, any such plan or agreement covering any current or former officer or employee whose annual cash compensation exceeds $80,000; in each case, as to which Parent or any of its Subsidiaries has any obligation or liability (contingent or otherwise) (the "Parent Employee Arrangements").

     (b) A complete and correct copy of each Parent Employee Arrangement, including the forms of stock option grant agreements generally used to make grants under Parent option plans, has been provided to the Company. In respect of each Parent Benefit Plan, a complete and correct copy of each of the following documents (if applicable) has been provided to the Company: (i) the most recent plan and related trust documents, and all amendments thereto; (ii) the most recent summary plan description, and all related summaries of material modifications thereto; (iii) the most recent Form 5500 (including, schedules and attachments); (iv) the most recent IRS determination letter; and (v) the most recent actuarial reports (including for purposes of Financial Accounting Standards Board report nos. 87, 106 and 112).

     (c) Except as disclosed in Section 4.13(c) of Parent Disclosure Schedule, none of the Parent Benefit Plans or Parent Employee Arrangements is subject to Title IV of ERISA, constitutes a defined benefit retirement plan or is a multi-employer plan described in Section 3(37) of ERISA, and Parent and its Subsidiaries do not have any material obligation or liability (contingent or otherwise) in respect of any such plans. Parent and its Subsidiaries are not members of a group of trades or businesses (other than that consisting of Parent and its Subsidiaries) under common control or treated as a single employer pursuant to Section 414 of the Code.

     (d) The Parent Benefit Plans and their related trusts intended to qualify under Sections 401 and 501(a) of the Code, respectively, have received a favorable determination letter from the IRS and Parent has no Knowledge that any event has occurred since the date of such letter that could cause the IRS to revoke such determination. Any voluntary employee benefit association which provides benefits to current or former employees of Parent and its Subsidiaries, or their beneficiaries, is and has been qualified under Section 501(c)(9) of the Code.

     (e) In all material respects, all contributions or other payments required to have been made by Parent and its Subsidiaries to or under any Parent Benefit Plan or Parent Employee Arrangement by applicable Law or the terms of such Parent Benefit Plan or Parent Employee Arrangement (or any agreement relating thereto) have been timely and properly made or have been accrued in Parent's financial statements.

     (f) The Parent Benefit Plans and Parent Employee Arrangements have been maintained and administered in accordance with their terms and applicable Laws and no individual who has performed services for Parent or any of its Subsidiaries has been improperly excluded from participation in any Parent Benefit Plan or Parent Employee Arrangement, except where the failure to so maintain and administer such Parent Benefit Plans or the exclusion of any such individuals is not reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on Parent and its Subsidiaries taken as a whole.

     (g) There are no pending or, to Parent's Knowledge, threatened actions, claims, or proceedings against or relating to any Parent Benefit Plan or Parent Employee Arrangement (other than routine benefit claims by Persons claiming benefits thereunder), and, to the Knowledge of Parent, there are no facts or circumstances which could form a reasonable basis for any of the foregoing, except for such actions, claims or proceedings which are not reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on Parent and its Subsidiaries taken as a whole.

     (h) Parent and its Subsidiaries do not have any material obligation or liability (contingent or otherwise) to provide post-retirement life insurance or health benefits coverage for current or former officers, directors, or employees of Parent or any of its Subsidiaries except (i) as may be required under Part 6 of Title I of ERISA at the sole expense of the participant or the participant's beneficiary, (ii) a medical expense reimbursement account plan pursuant to
Section 125 of the Code, (iii) as may be required by a foreign jurisdiction,  or
(iv) through the last day of the calendar month in which the participant terminates employment with Parent or any Subsidiary of Parent.

     (i)  Except  as set  forth in  Section  4.13(i)  of the  Parent  Disclosure
Schedule, none of the assets of any Parent Benefit Plan is stock of Parent or any of its affiliates, or property leased to or jointly owned by Parent or any of its affiliates.

     (j) Except as disclosed in Section 4.13(j) of the Parent Disclosure Schedule or in connection with equity compensation, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) result in any payment becoming due to any employee (current, former, or retired) of Parent or any of its Subsidiaries, (ii) increase any benefits under any Parent Benefit Plan or Parent Employee Arrangement
(determined without regard to the "materiality" limits set forth in the definitions of such terms), or (iii) result in the acceleration of the time of payment of, vesting of, or other rights in respect of any such benefits.

     (k) Except as disclosed in Section 4.13(k) of the Parent Disclosure Schedule, each of the Parent Benefit Plans covering employees outside of the United States is funded in all material respects through adequate reserves on the financial statements of Parent or its Subsidiaries, insurance contracts, annuity contracts, trust funds or similar arrangements. The benefits and compensation under the Parent Benefit Plans and Parent Employee Arrangements covering employees outside of the United States are no more than customary and reasonable for the country in which such employees work and the industry in which Parent and its Subsidiaries conduct their business.

     (l) The aggregate number of shares of the Company Common Stock purchasable under all outstanding purchase rights under Parent option plans does not exceed the maximum number of shares remaining available for issuance under such plan.

     SECTION 4.14 Labor Matters.

     (a) Parent and its Subsidiaries are not parties to any labor or collective bargaining agreement, and no employees of Parent or any of its Subsidiaries are represented by any labor organization. There are no representation or certification proceedings, or petitions seeking a representation proceeding, pending or, to Parent's Knowledge, threatened in writing to be brought or filed with the National Labor Relations Board or any other labor relations tribunal or authority. Within the last twelve months, to Parent's Knowledge, there have been no organizing activities involving Parent or any of its Subsidiaries in respect of any group of employees of Parent or any of its Subsidiaries.

     (b) There are no strikes, work stoppages, slowdowns, lockouts, material arbitrations or material grievances or other material labor disputes pending or threatened in writing against or involving Parent or any of its Subsidiaries. There are no unfair labor practice charges, grievances or complaints pending or, to Parent's Knowledge, threatened in writing by or on behalf of any employee or group of employees of Parent or any of its Subsidiaries which, if individually or collectively resolved against Parent or any of its Subsidiaries, would reasonably be expected to have a Material Adverse Effect on Parent and its Subsidiaries taken as a whole.

     (c) There are no complaints, charges or claims against Parent or any of its Subsidiaries pending or, to Parent's Knowledge, threatened to be brought or filed with any Governmental Entity or arbitrator based on, arising out of, in connection with, or otherwise relating to the employment or termination of employment of any individual by Parent or any of its Subsidiaries which, if individually or collectively resolved against Parent or any of its Subsidiaries, would reasonably be expected to have a Material Adverse Effect on Parent and its Subsidiaries taken as a whole, and, to the Knowledge of Parent, there are no facts or circumstances which could form a reasonable basis for any of the foregoing.

     (d) There has been no "mass layoff" or "plant closing" as defined by WARN, in respect of Parent or any of its Subsidiaries within the six months prior to the Effective Time.

     (e) All employees of Parent and its Subsidiaries possess all applicable passports, visas, permits and other authorizations required by all applicable immigration or similar Laws to be employed by and to perform services for and on behalf of Parent and its Subsidiaries, except where the failure to possess such passports, visas, permits or other authorizations would not, individually or in the aggregate, reasonably be expected to materially affect the conduct of business by Parent or its Subsidiaries. Parent and its Subsidiaries, and their employees, have complied in all material respects with all applicable immigration and similar Laws.

     SECTION 4.15 Environmental Matters.

     (a) Except as set forth in Section 4.15 of the Parent Disclosure Schedule:

          (i) The operations of Parent and its Subsidiaries are in material compliance with all Environmental Laws, and Parent is not aware of any facts, circumstances or conditions which, without significant capital expenditures, would prevent material compliance in the future;

          (ii) To Parent's Knowledge, Parent and its Subsidiaries have obtained all the Parent Permits, required under applicable Environmental Laws for the continued operations of their respective businesses; Parent and its Subsidiaries have made all material filings, reports and notices required under any Environmental Law for the past and future operations of their respective businesses;

          (iii) Parent and its Subsidiaries are not subject to any outstanding written orders or material contracts or agreements with any Governmental Entity or other Person respecting (A) Environmental Laws, (B) any Remedial Action, (C) any Release or threatened Release of a Hazardous Material, or
     (D) an assumption of responsibility for environmental claims of another Person or entity;

          (iv) Parent and its Subsidiaries have not received any written communication alleging, in respect of any such party, the material violation of or liability (real or potential) under any Environmental Law; or requesting, with respect to any such party, information with respect to an investigation pursuant to CERCLA, or any foreign or state counterpart thereto, or any other Environmental Law;

          (v) To Parent's Knowledge, neither Parent nor any of its Subsidiaries has any material contingent liability in connection with any Remedial Action or the Release of any Hazardous Material (whether on-site or off-site) or employee or third party exposure to Hazardous Materials;

          (vi) The operations of Parent and its Subsidiaries do not involve the generation, transportation, treatment, storage or disposal of Hazardous Materials. There has been no disposal by Parent or its Subsidiaries of any Hazardous Materials on or in any site listed or formally proposed to be listed on the National Priorities List promulgated pursuant to CERCLA or any foreign or state remedial priority list promulgated or maintained pursuant to comparable foreign or state law;

          (vii) To Parent's Knowledge, there is not now nor has there been in the past, on, in or at any Parent Owned Facility, Parent Leased Facility, Former Parent Facility (defined as all of the real property formerly owned, leased or used, other than those used solely for office or administrative purposes, by Parent or any of its current or former Subsidiaries or corporate predecessors in interest at any time in the past), or any other facility for which Parent or its Subsidiaries has assumed responsibility for environmental claims, any of the following: (A) any underground storage tanks; (B) landfills, dumps or surface impoundments; (C) any planned, ongoing or completed Remedial Action; (D) any asbestos-containing materials; or (E) any polychlorinated biphenyls;

          (viii) There is not now, nor to Parent's Knowledge, has there been in the past, on, in or at any Parent Owned Facility, Parent Leased Facility, Former Parent Facility, or any other facility for which Parent or its Subsidiaries has assumed responsibility for environmental claims, any site on or nominated for the National Priority List promulgated pursuant to CERCLA or any foreign or state remedial priority list promulgated or published pursuant to any comparable foreign or state law; and

          (ix) No judicial or administrative proceedings are pending or, to Parent's Knowledge, threatened against Parent or its Subsidiaries alleging the material violation of or seeking to impose material liability pursuant to any Environmental Law and, to Parent's Knowledge, there are no investigations pending or threatened against Parent or any of its Subsidiaries under Environmental Laws.

     (b) Parent will make available to the Company copies of all material environmentally related assessments, audits, investigations, or similar reports (and, upon reasonable specific request, sampling reports) in its possession or control and which were prepared in the last five years (and, upon reasonable specific request, earlier information) relating to Parent or its Subsidiaries or any real property currently or formerly owned, operated or leased by or for Parent or its Subsidiaries, including any Parent Owned Facility, Parent Leased Facility, or Former Parent Facility.

     SECTION 4.16 Tax Matters.

     (a) Each of Parent and its Subsidiaries has timely filed (or has had timely filed) all Tax Returns required to be filed by it (or on its behalf). All such Tax Returns are complete and correct in all material respects. Parent and its Subsidiaries have paid all Taxes due for the periods covered by such Tax Returns. The most recent Parent SEC Reports reflect an adequate reserve for all Taxes payable by Parent and its Subsidiaries for all Taxable periods and portions thereof through the date of such Parent SEC Reports. Parent has previously delivered (or will deliver prior to the Effective Date) to the Company copies of (i) all federal, state, local and foreign income and franchise Tax Returns filed by Parent and its Subsidiaries relating to any taxable periods of Parent or any of its Subsidiaries that remains subject to audit under applicable statutes of limitations; and (ii) any audit report issued within the last three years (or otherwise in respect of any audit or investigation in progress) relating to Taxes due from or in respect of Parent or its Subsidiaries.

     (b) No material deficiencies for any Taxes have been proposed, asserted, or assessed against Parent or its Subsidiaries that have not been fully paid or adequately provided for in the appropriate financial statements of Parent, no requests for waivers of the time to assess any Taxes are pending, and no power of attorney in respect of any Taxes has been executed or filed with any taxing authority. No material issues relating to Taxes have been raised by the relevant taxing authority during any presently pending audit or examination. All income and franchise Tax Returns filed by or on behalf of Parent and its Subsidiaries for the taxable years ended on or prior to October 31, 2000 have been reviewed by the relevant taxing authority or the statute of limitations with respect to such Tax Returns has expired.

     (c) No material Liens for Taxes exist in respect of any assets or properties of Parent or its Subsidiaries, except for statutory Liens for Taxes not yet due.

     (d) Neither Parent nor any of its Subsidiaries is a party to or is bound by any Tax sharing agreement, Tax indemnity obligation, or similar agreement, arrangement, or practice in respect of Taxes (whether or not written) (including any advance pricing agreement, closing agreement, or other agreement relating to Taxes with any taxing authority).

     (e) Neither Parent nor any of its Subsidiaries (i) has ever been a member of an affiliated group within the meaning of Section 1504(a) of the Code (or any similar or analogous group defined under a similar or analogous state, local or foreign Law) other than an affiliated group the common parent of which is Parent, or (ii) has any liability under Treasury Regulation Section 1.1502-6 (or any predecessor or successor thereof or analogous or similar provision under state, local or foreign Law), as a transferee or successor, by contract or otherwise for Taxes of any affiliated group of which Parent is not the common parent.

     (f) To Parent's Knowledge, neither Parent nor any of its Subsidiaries has taken or agreed to take any action that would prevent the Merger from constituting a reorganization qualifying under the provisions of Section 368(a) of the Code.

     (g) Except as set forth in Section 4.16(g) of the Parent Disclosure Schedule, there are no employment, severance, or termination agreements or other compensation arrangements currently in effect which provide for the payment of any amount (whether in cash or property or the vesting of property) as a result of any of the transactions contemplated by this Agreement that individually or collectively (either alone or upon the occurrence of any additional or subsequent event), could give rise to a payment which is nondeductible by reason of Section 280G of the Code.

     (h) Parent and its Subsidiaries have complied in all material respects with all Laws applicable to the payment and withholding of Taxes and have duly and timely withheld from employee salaries, wages and other compensation and have paid over to the appropriate taxing authority all amounts required to be so withheld and paid over for all periods under all applicable Laws.

     (i) Except as set forth in Section 4.16(i) of the Parent Disclosure Schedule, no federal, state, local, or foreign audits or other administrative proceedings or court proceedings are presently pending in respect of any Taxes or Tax Returns of Parent or its Subsidiaries and neither Parent nor its Subsidiaries have received a written notice of any pending audit or proceeding.

     (j) Except as set forth in Section 4.16(j) of the Parent Disclosure Schedule, neither Parent nor any of its Subsidiaries has agreed to or is required to make any adjustment under Section 481(a) of the Code or any similar provision of state, local or foreign Law by reason of a change in accounting method initiated by Parent or its Subsidiaries or has any Knowledge that a taxing authority has proposed any such adjustment or change in accounting method, or has any application pending with any taxing authority requesting permission for any changes in accounting methods that relate to the business or operations of Parent or its Subsidiaries.

     (k) Except as set forth in Section 4.16(k) of the Parent Disclosure Schedule, neither Parent nor any of its Subsidiaries is a party to any contract, agreement, or other arrangement which could result in the payment of amounts that could be nondeductible by reason of Section 162(m) of the Code, provided that no representation or warranty is made as to performance-based or equity-based compensation.

     (l) Neither Parent nor any of its Subsidiaries has received any private letter rulings from the IRS or comparable rulings from other taxing authorities.

     (m) Neither Parent nor any of its Subsidiaries has constituted either a "distributing corporation" or a "controlled corporation" (within the meaning of Section 355(a)(1)(A) of the Code) in a distribution of stock qualifying for tax-free treatment under Section 355 of the Code (i) in the two years prior to the date of this Agreement or (ii) in a distribution which could otherwise constitute part of a "plan" or "series of related transactions" (within the meaning of Section 355(e) of the Code) in conjunction with the Merger.

     (n) Neither Parent nor any of its Subsidiaries (i) engaged in any "intercompany transactions" in respect of which gain was and continues to be deferred pursuant to Treasury Regulation Section 1.1502-13 or any predecessor or successor thereof or analogous or similar provision under state, local or foreign Law; or (ii) has "excess loss accounts" in respect of the stock of any Subsidiary pursuant to Treasury Regulation Section 1.1502-19, or any predecessor or successor thereof or analogous or similar provision under state, local or foreign Law.

     SECTION 4.17 Absence of Questionable Payments. To Parent's Knowledge, neither Parent nor any of its Subsidiaries nor any director, officer, agent, employee or other Person acting on behalf of Parent or any of its Subsidiaries, has used any corporate or other funds for unlawful contributions, payments, gifts or entertainment, or made any unlawful expenditures relating to political activity to government officials or others or established or maintained any unlawful or unrecorded funds in violation of the Foreign Corrupt Practices Act of 1977, as amended, or any other domestic or foreign Law. To Parent's Knowledge, neither Parent nor any of its Subsidiaries nor any director, officer, agent, employee or other Person acting on behalf of Parent or any of its Subsidiaries has accepted or received any unlawful contributions, payments, gifts or expenditures.

     SECTION 4.18 Material Contracts.

     (a) Set forth in Section 4.18(a) of the Parent Disclosure Schedule is a list of all contracts and agreements (and all amendments, modifications and supplements thereto and all side letters to which Parent or any of its Subsidiaries is a party affecting the obligations of any party thereunder) to which Parent or any of its Subsidiaries is a party or by which any of its assets or properties are bound that are material to the business, assets or properties of Parent and its Subsidiaries taken as a whole, including, to the extent any of the following are, individually or in the aggregate, material to the business, assets or properties of Parent and its Subsidiaries taken as a whole, all: (i) employment, severance, product design or development, personal services, consulting, non-competition or indemnification contracts (including, any contract to which Parent or any of its Subsidiaries is a party involving employees of Parent), but excluding normal indemnification provisions under license or sale contracts; (ii) licensing, merchandising or distribution agreements involving the payment of more than $50,000 per year; (iii) contracts granting a right of first refusal or first negotiation involving in excess of $50,000; (iv) partnership or joint venture agreements; (v) agreements for the acquisition, sale or lease of material assets or properties of Parent (by merger, purchase or sale of assets or stock or otherwise) entered into since December 31, 2003; (vi) contracts or agreements with any Governmental Entity involving the payment of more than $50,000 per year; (vii) loan or credit agreements, mortgages, indentures or other agreements or instruments evidencing indebtedness for borrowed money by Parent or any of its Subsidiaries or any such agreement pursuant to which indebtedness for borrowed money may be incurred, in each case involving in excess of $50,000; (viii) agreements that purport to limit, curtail or restrict the ability of Parent or any of its Subsidiaries to compete in any geographic area or line of business; (ix) assembly (packaging), testing, or supply agreements, in each case, involving in excess of $50,000; and
(x) commitments and agreements to enter into any of the foregoing (collectively, together with any such contracts entered into in accordance with Section 5.1, the "Parent Material Contracts"). Section 4.18 of the Parent Disclosure Schedule sets forth a list of all Parent Material Contracts and Parent has heretofore made available to the Company true, correct, and complete copies of all such Parent Material Contracts.

     (b)  To  Parent's   Knowledge,   each  of  the  Parent  Material  Contracts
constitutes the valid and legally binding obligation of Parent or its Subsidiaries, enforceable in accordance with its terms, and is in full force and effect. There is no material default under any Parent Material Contract either by Parent (or its Subsidiaries) or, to Parent's Knowledge, by any other party thereto, and no event has occurred that with the giving of notice, the lapse of time, or both would constitute a default thereunder by Parent (or its Subsidiaries) or, to Parent's Knowledge, any other party. As of the date hereof, no party has notified Parent in writing that it intends to terminate or fail to extend its contract with Parent within one year of the date of the Agreement, except for any such termination or failure as would not have a Material Adverse Effect on Parent and its Subsidiaries taken as a whole.

     (c) No party to any such Parent Material Contract has given notice to Parent of or made a claim against Parent in respect of any material breach or default thereunder.

     (d) Except as set forth in Section 4.18(d) of the Parent Disclosure Schedule, no
consent of any third party is required under any Parent Material Contract as a result of or in connection with, and the enforceability of any Parent Material Contract will not be affected in any manner by, the execution, delivery, and performance of this Agreement or the consummation of the transactions contemplated hereby.

     SECTION 4.19 Subsidies. Section 4.19 of the Parent Disclosure Schedule sets forth a list of all material grants, subsidies and similar arrangements directly or indirectly between or among Parent or any of its Subsidiaries, on the one hand, and any domestic or foreign Governmental Entity or any other Person, on the other hand. Except as set forth on Section 4.19 of the Parent Disclosure Schedule, neither Parent nor any of its Subsidiaries has requested, sought, applied for or entered into any material grant, subsidy or similar arrangement directly or indirectly from or with any domestic or foreign Governmental Entity or any other Person.

     SECTION 4.20 Intellectual Property.

     (a) To Parent's Knowledge, and except as are not reasonably expected to have a Material Adverse Effect on Parent and its Subsidiaries taken as a whole:
(i) each item of Intellectual Property is in compliance with applicable legal requirements relating to the enforceability or maintenance of such item (including payment of filing, examination and maintenance fees and proofs of working or use, as applicable) other than any requirement that if, not satisfied, would not result in a revocation or otherwise materially affect the enforceability of the item of Intellectual Property in question, and Parent has taken reasonable steps to protect such Intellectual Property; (ii) Parent and its Subsidiaries own or have the right to use, free and clear of all Liens, all Intellectual Property necessary for the operation of the businesses of Parent and its Subsidiaries as presently conducted and as presently proposed to be conducted; (iii) each material item of Intellectual Property owned or used by Parent and its Subsidiaries immediately prior to the Effective Time will be owned or available for use by the Company and the Surviving Corporation immediately subsequent to the Effective Time; (iv) Parent and its Subsidiaries have taken all action deemed by Parent or the relevant Subsidiary to be necessary or reasonable, but in no event less than all commercially reasonable action, to protect and preserve the confidentiality of all technical Intellectual Property not otherwise protected by patents, patent applications or copyrights; (v) Parent has had and continues to have a requirement that all employees of Parent and its Subsidiaries must execute a non-disclosure agreement which includes an agreement to assign to Parent or its Subsidiaries all rights to Intellectual Property originated or invented by such employee relating to the business of Parent and its Subsidiaries; and (vi) no trade secret or confidential know-how material to the business of Parent or any of its Subsidiaries as currently operated has been disclosed or authorized to be disclosed to any third party, other than pursuant to a non-disclosure agreement that protects Parent's or such Subsidiary's proprietary interests in and to such trade secrets and confidential know-how.

     (b) Except as set forth in Section 4.20(b) of the Parent Disclosure Schedule, to Parent's Knowledge, neither Parent nor any of its Subsidiaries has interfered with, infringed upon, misappropriated or otherwise come into conflict with any Intellectual Property rights of third parties, and neither Parent nor any of its Subsidiaries has received any charge, complaint, claim or notice alleging any such interference, infringement, misappropriation or violation that remains unresolved and, if decided adversely to Parent, would be reasonably likely to have a

Material Adverse Effect on Parent and Subsidiaries taken as a whole. No third party has, to Parent's Knowledge, interfered with, infringed upon, misappropriated or otherwise come into conflict with any Intellectual Property rights of Parent or its Subsidiaries, except where such actions are not reasonably expected to have a Material Adverse Effect on Parent and its Subsidiaries taken as a whole.

     (c) Section 4.20(c) of the Parent Disclosure Schedule identifies each material item of Intellectual Property that any third party owns and that Parent or any of its Subsidiaries uses pursuant to license, sublicense, agreement or permission that either (i) if such license, sublicense, agreement or permission were denied, would reasonably be expected to have a Material Adverse Effect on Parent or its Subsidiaries taken as a whole, or (ii) includes any unsatisfied obligation to pay any royalty amount or any obligation to pay a royalty, whether fixed or determined based on usage, following the Effective Date in excess of $10,000. To Parent's Knowledge, in respect of each such item of used Intellectual Property:

          (i) the license, sublicense, agreement or permission covering the item is legal, valid, binding, enforceable and in full force and effect;

          (ii) the licenses, sublicenses, agreements or permissions will in all material respects continue to be legal, valid, binding, enforceable and in full force and effect on identical terms following the Effective Time;

          (iii) no party to the license, sublicense, agreement or permission is in breach or default, and no event has occurred which with notice or lapse of time would constitute a breach or default or permit termination, modification or acceleration thereunder such as would have a Material Adverse Effect on Parent and its Subsidiaries taken as a whole; and

          (iv) no party to the license, sublicense, agreement or permission has repudiated any provision thereof.

     (d) Except as set forth in Section 4.20(d) of the Parent Disclosure Schedule, neither Parent nor any of its Subsidiaries has granted (i) any exclusive licenses (other than implied patent licenses in the ordinary course of business) in any patents owned by Parent or any of its Subsidiaries or (ii) any exclusive licenses in any other Intellectual Property owned by Parent or any of its Subsidiaries to any third party.

     (e) Except as may have been given in connection with patent licenses set forth in Section 4.20(d) of Parent Disclosure Schedule or given in the ordinary course of business within the scope of Parent's standard terms and conditions of sale, neither Parent nor any of its Subsidiaries has entered into any material agreement to indemnify any other Person against any charge of infringement or misappropriation of any Intellectual Property.

     (f) The execution, delivery and performance by Parent of this Agreement, and the consummation of the transactions contemplated hereby, will not (i) result in the loss or impairment of, or give rise to any right of any third party to terminate or alter, any of Parent's or any of its Subsidiaries' rights to own any of its Intellectual Property except as are not reasonably expected to have a Material Adverse Effect on Parent and its Subsidiaries taken as a whole, nor (ii) require the consent of any Governmental Entity or third party in respect of any such Intellectual Property that, if not obtained, is reasonably expected to have a Material Adverse Effect on Parent and its Subsidiaries taken as a whole.

     SECTION 4.21 Opinion of Financial Advisor. Parent Board has received an oral opinion from its financial advisor prior to the date of this Agreement, to the effect that, as of such date, the Exchange Ratio is fair to the stockholders of Parent from a financial point of view.

     SECTION 4.22 Brokers. Except as set forth in Section 4.22 of Parent Disclosure Schedule, no broker, finder, investment banker or other Person (other than Parent's Financial Advisor, a true and correct copy of whose engagement letter has been provided to the Company) is entitled to any brokerage, finder's or other fee or commission or expense reimbursement in connection with the transactions contemplated by this Agreement based upon arrangements made by and on behalf of Parent or any of its affiliates.

     SECTION 4.23 Nevada Combination Statute. Parent Board has taken all action required so that the restrictions contained in Sections 78.411 to 78.444 of the Nevada General Corporations Law ("NRS") applicable to a "combination" (as defined in NRS ss. 78.416) will not apply to the execution, delivery or performance of this Agreement or the consummation of the Merger. No other anti-takeover Laws of any state are applicable to this Agreement or the transactions contemplated hereby.

                                   ARTICLE V
               COVENANTS RELATED TO CONDUCT OF COMPANY'S BUSINESS

     SECTION  5.1 Conduct of  Business  of the  Company.  Except as set forth in
Section 5.1 of the Company Disclosure Schedule, as consented to by Parent or as contemplated by this Agreement, during the period from the date hereof to the Effective Time, the Company will, and will cause each of its Subsidiaries to, conduct its operations in the ordinary and usual course of business consistent with past practice and use reasonable best efforts to preserve intact its current business organizations, keep available the service of its current officers and key employees and preserve its relationships with customers, suppliers and others having business dealings with it to the end that goodwill and ongoing businesses shall not be materially impaired at the Effective Time. Without limiting the generality of the foregoing, and except as otherwise expressly provided in this Agreement or in Section 5.1 of the Company Disclosure Schedule, prior to the Effective Time, neither the Company nor any of its Subsidiaries will, without the prior written consent of Parent:

          (a) amend its charter or bylaws (or other similar organizational or governing instruments);

          (b) authorize for issuance, issue, sell, deliver or agree or commit to issue, sell or deliver (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase or otherwise) any stock of any class or any other securities convertible into or exchangeable for any stock or any equity equivalents (including, any stock options or stock appreciation rights), except for (x) the issuance of Shares upon the exercise of outstanding Company Stock Options, and the grant to newly hired officers, employees or agents (in the ordinary course of business consistent with past practice) of additional Company Stock Options after the date hereof to purchase up to 250,000 additional Shares and the issuance of shares on the exercise thereof (y) the issuance of Shares upon the exercise of outstanding Company Warrants and (z) the issuance of Shares upon the conversion of outstanding Company Convertible Notes;

          (c) (i) split,  combine or reclassify any shares of its capital stock;
     (ii) declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock (other than any dividends or distributions payable to the Company or its Subsidiaries); (iii) make any other actual, constructive or deemed distribution in respect of any shares of its capital stock or otherwise make any payments to stockholders in their capacity as such (other than any distributions or payments to the Company or its Subsidiaries); or (iv) redeem, repurchase or otherwise acquire any of its securities or any securities of any of its Subsidiaries;

          (d) adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of the Company or any of its Subsidiaries (other than the Merger);

          (e) alter through merger, liquidation, reorganization, restructuring or in any other fashion the corporate structure or ownership of any Subsidiary of Company;

          (f) (i) incur or assume any indebtedness for borrowed money other than under existing credit facilities (or any renewals, replacements or extensions that do not increase the aggregate commitments thereunder) except (A) in the ordinary and usual course of business consistent with past practice or (B) in connection with any acquisition or capital expenditure permitted by this Section 5.1; (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other Person, except in the ordinary and usual course of business consistent with past practice, and except for obligations of the Subsidiaries of the Company; (iii) make any loans, advances or capital contributions to, or investments in, any other Person (other than (A) any acquisition permitted by this Section 5.1, (B) loans, advances or capital contributions to or investments in Subsidiaries of the Company, (C) loans or advances to employees of the Company or any of its Subsidiaries in the ordinary course of business consistent with past practice or (D) extensions of credit to customers in the ordinary course of business consistent with past practice); (iv) pledge or otherwise encumber shares of capital stock of the Company or its Subsidiaries; or (v) create or assume any Lien on any material assets of the Company or any of its Subsidiaries other than in the ordinary and usual course of business consistent with past practice;

          (g) (i) increase in any manner the compensation or fringe benefits of any director, officer or employee except in the ordinary course of business consistent with past practice or pay any benefit not required by any plan and arrangement as in effect as of the date hereof or grant any completion bonuses or change of control payments in respect of the Merger or that will be affected thereby; (ii) except in the ordinary course of business consistent with past practice, promote or change the classification or status in respect of or hire any employee or individual; or (iii) make any contributions or other deposits to any trust that is not qualified under
     Section 501(a) of the Code;

          (h) acquire, sell, lease or dispose of any material assets outside the ordinary and usual course of business consistent with past practice or any assets which in the aggregate are material to the Company and its Subsidiaries taken as a whole, other than to grant extensions or renewals in the ordinary course of business consistent with past practice;

          (i) except as may be required as a result of a change in Law or in GAAP, make any material change in any of the accounting principles or practices used by it;

          (j) revalue in any material respect any of its assets, including, writing down the value of inventory or writing-off notes or accounts receivable other than in the ordinary and usual course of business consistent with past practice or as required by GAAP;

          (k) (i) acquire (by merger, consolidation or acquisition of stock or assets) any corporation, partnership or other business organization or division thereof or any equity interest therein; (ii) other than in the ordinary and usual course of business consistent with past practice, enter into any material contract or agreement or amend in any material respect any of the Company Material Contracts or the agreements referred to in
     Section 3.18; (iii) authorize any new capital expenditure or expenditures which are not provided for in the Company's current capital expenditure plan and which, individually, is in excess of $100,000 or, in the aggregate, are in excess of $500,000; or (iv) enter into or amend any contract, agreement, commitment or arrangement providing for the taking of any action that would be prohibited hereunder;

          (l) make or revoke any Tax election, or settle or compromise any material Tax liability, or change (or make a request to any taxing authority to change) any aspect of its method of accounting for Tax purposes;

          (m) pay, discharge or satisfy any material claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction in the ordinary and usual course of business consistent with past practice or in accordance with their terms of liabilities reflected, or reserved against in, the consolidated financial statements of the Company and its Subsidiaries or incurred since the date of such financial statements or waive the benefits of, or agree to modify in any manner, any confidentiality, standstill or similar agreement related to a business combination involving the Company to which the Company or any of its Subsidiaries is a party;

          (n) settle or compromise any pending or threatened suit, action or claim relating to the transactions contemplated hereby;

          (o) enter into any agreement or arrangement that limits or otherwise restricts the Company or any of its Subsidiaries or any successor thereto or that could, after the Effective Time, limit or restrict the Surviving Corporation and its affiliates (including Parent) or any successor thereto, from engaging or competing in any line of business or in any geographic area;

          (p) fail to comply in any material respect with any Law applicable to the Company, its Subsidiaries, or their respective assets;

          (q) enter into any direct or indirect arrangements for financial subsidies from a Governmental Entity;

          (r) adopt, enter into, amend, alter or terminate (partially or completely) any Company Benefit Plan or Company Employee Arrangement except as contemplated by this Agreement or to the extent required by applicable Law;

          (s) enter into any contract with an officer, director, employee, agent or other similar representative of the Company or any of its Subsidiaries that is not terminable, without penalty or other liability, upon not more than 60 calendar days' notice;

          (t) declare, set aside, or pay any dividends on or make any other distributions (whether in cash, stock, or property) in respect of any of the Company's capital stock, or split, combine or reclassify any of the Company's capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of capital stock, or repurchase, redeem or otherwise acquire, directly or indirectly, any shares of its capital stock (or options, warrants or other rights exercisable therefore), except upon termination of employment at cost; or

          (u) take, propose to take, or agree in writing or otherwise to take, any of the actions described in Sections 5.1(a) through 5.1(t) or intentionally take any action which would cause the condition set forth in
     Section 8.2(a) not to be satisfied.

     SECTION 5.2 Company Strategic Alliances and Acquisitions. Notwithstanding anything to the contrary contained in this Article V or this Agreement, the Company may continue to pursue and consummate strategic alliance and business acquisitions transactions. The Company shall obtain the written consent of Parent prior to entering into a binding agreement with respect to any such transaction.

     SECTION 5.3 Access to Information.

     (a) Between the date hereof and the Effective Time and subject to applicable Law, the Company will give Parent and Merger Sub and their authorized representatives (including counsel, financial advisors, environmental consultants and auditors) reasonable access to all employees, plants, offices, warehouses and other facilities and to all books and records of the Company and its Subsidiaries, will permit Parent and Merger Sub to make such inspections as Parent and Merger Sub may reasonably require, and will cause the Company's officers and those of its Subsidiaries to furnish Parent and Merger Sub with such financial and operating data and other information in respect of the business, properties and personnel of the Company and its Subsidiaries as Parent or Merger Sub may from time to time reasonably request, provided that no investigation pursuant to this Section 5.3(a) shall affect or be deemed to modify any of the representations or warranties made by the Company; provided, however, that nothing contained in this Section 5.3 shall be interpreted to require the Company to disclose any source code or any information which it is prohibited from disclosing pursuant to the terms of a confidentiality undertaking to a third party.

     (b) Between the date hereof and the Effective Time, the Company shall furnish to Parent and Merger Sub (i) within five Business Days after the delivery thereof to management, such monthly financial statements and data as are regularly prepared for distribution to Company management and (ii) at the earliest time they are available, such quarterly and annual financial statements as are prepared for the Company Board, which shall be in accordance with the books and records of the Company.

     (c) The Company will hold and will cause its authorized representatives to hold in confidence all documents and information furnished to the Company in connection with the transactions contemplated by this Agreement pursuant to the terms of that certain Confidentiality Agreement entered into between the Company and Parent dated June 11, 2003 (the "Confidentiality Agreement"), which shall survive any termination of this Agreement in all respects.



                                   ARTICLE VI
              COVENANTS Related to THE CONDUCT OF PARENT'S BUSINESS

     SECTION  6.1  Conduct of  Business  of the  Parent.  Except as set forth in
Section 6.1 of the Parent Disclosure Schedule, as consented to by the Company or as contemplated by this Agreement, during the period from the date hereof to the Effective Time, Parent will, and will cause each of its Subsidiaries to, conduct its operations in the ordinary and usual course of business consistent with past practice and use reasonable best efforts to preserve intact its current business organizations, keep available the service of its current officers and key employees and preserve its relationships with customers, suppliers and others having business dealings with it to the end that goodwill and ongoing businesses shall not be materially impaired at the Effective Time. Without limiting the generality of the foregoing, and except as otherwise expressly provided in this Agreement or in Section 6.1 of the Parent Disclosure Schedule, prior to the Effective Time, neither Parent nor any of its Subsidiaries will, without the prior written consent of the Company:

          (a) amend its charter or bylaws (or other similar organizational or governing instruments);

          (b) authorize for issuance, issue, sell, deliver or agree or commit to issue, sell or deliver (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase or otherwise) any stock of any class or any other securities convertible into or exchangeable for any stock or any equity equivalents (including, any stock options or stock appreciation rights), except for (x) the issuance of Shares upon the exercise of outstanding Parent Stock Options, and the grant to newly hired officers, employees or agents (in the ordinary course of business consistent with past practice) of additional Parent Stock Options after the date hereof to purchase up to 250,000 additional Shares and the issuance of shares on the exercise thereof, (y) the issuance of shares upon the exercise of outstanding Parent warrants and (z) the issuance of shares upon the conversion of outstanding Parent convertible notes;

          (c) (i) split,  combine or reclassify any shares of its capital stock;
     (ii) declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock (other than any dividends or distributions payable to Parent or its Subsidiaries); (iii) make any other actual, constructive or deemed distribution in respect of any shares of its capital stock or otherwise make any payments to stockholders in their capacity as such (other than any distributions or payments to Parent or its Subsidiaries); or (iv) redeem, repurchase or otherwise acquire any of its securities or any securities of any of its Subsidiaries;

          (d) adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of Parent or any of its Subsidiaries (other than the Merger);

          (e) alter through merger, liquidation, reorganization, restructuring or in any other fashion the corporate structure or ownership of any Subsidiary of Parent;

          (f) (i) incur or assume any indebtedness for borrowed money other than under existing credit facilities (or any renewals, replacements or extensions that do not increase the aggregate commitments thereunder) except (A) in the ordinary and usual course of business consistent with past practice or (B) in connection with any acquisition or capital expenditure permitted by this Section 6.1; (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other Person, except in the ordinary and usual course of business consistent with past practice, and except for obligations of the Subsidiaries of Parent; (iii) make any loans, advances or capital contributions to, or investments in, any other Person (other than (A) any acquisition permitted by this Section 6.1, (B) loans, advances or capital contributions to or investments in Subsidiaries of Parent, (C) loans or advances to employees of Parent or any of its Subsidiaries in the ordinary course of business consistent with past practice or (D) extensions of credit to customers in the ordinary course of business consistent with past practice); (iv) pledge or otherwise encumber shares of capital stock of Parent or its Subsidiaries; or (v) create or assume any Lien on any material assets of Parent or any of its Subsidiaries other than in the ordinary and usual course of business consistent with past practice;

          (g) (i) increase in any manner the compensation or fringe benefits of any director, officer or employee except in the ordinary course of business consistent with past practice or pay any benefit not required by any plan and arrangement as in effect as of the date hereof or grant any completion bonuses or change of control payments in respect of the Merger or that will be affected thereby; (ii) except in the ordinary course of business consistent with past practice, promote or change the classification or status in respect of or hire any employee or individual; or (iii) make any contributions or other deposits to any trust that is not qualified under
     Section 501(a) of the Code;

          (h) acquire, sell, lease or dispose of any material assets outside the ordinary and usual course of business consistent with past practice or any assets which in the aggregate are material to Parent and its Subsidiaries taken as a whole, other than to grant extensions or renewals in the ordinary course of business consistent with past practice;

          (i) except as may be required as a result of a change in Law or in GAAP, make any material change in any of the accounting principles or practices used by it;

          (j) revalue in any material respect any of its assets, including writing down the value of inventory or writing-off notes or accounts receivable other than in the ordinary and usual course of business consistent with past practice or as required by GAAP;

          (k) (i) acquire (by merger, consolidation or acquisition of stock or assets) any corporation, partnership or other business organization or division thereof or any equity interest therein; (ii) other than in the ordinary and usual course of business consistent with past practice, enter into any material contract or agreement or amend in any material respect any of the Parent Material Contracts or the agreements referred to in
     Section 4.18; (iii) authorize any new capital expenditure or expenditures which are not provided for in Parent's current capital expenditure plan and which, individually, is in excess of $100,000 or, in the aggregate, are in excess of $500,000; or (iv) enter into or amend any contract, agreement, commitment or arrangement providing for the taking of any action that would be prohibited hereunder;

          (l) make or revoke any Tax election, or settle or compromise any material Tax liability, or change (or make a request to any taxing authority to change) any aspect of its method of accounting for Tax purposes;

          (m) pay, discharge or satisfy any material claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction in the ordinary and usual course of business consistent with past practice or in accordance with their terms of liabilities reflected, or reserved against in, the consolidated financial statements of Parent and its Subsidiaries or incurred since the date of such financial statements or waive the benefits of, or agree to modify in any manner, any confidentiality, standstill or similar agreement related to a business combination involving Parent to which Parent or any of its Subsidiaries is a party;

          (n) settle or compromise any pending or threatened suit, action or claim relating to the transactions contemplated hereby;

          (o) enter into any agreement or arrangement that limits or otherwise restricts Parent or any of its Subsidiaries or any successor thereto or that could, after the Effective Time, limit or restrict the Surviving Corporation and its affiliates (including the Company) or any successor thereto, from engaging or competing in any line of business or in any geographic area;

          (p) fail to comply in any material respect with any Law applicable to Parent, its Subsidiaries, or their respective assets;

          (q) enter into any direct or indirect arrangements for financial subsidies from a Governmental Entity;

          (r) adopt, enter into, amend, alter or terminate (partially or completely) any Parent Benefit Plan or Parent Employee Arrangement except as contemplated by this Agreement or to the extent required by applicable Law;

          (s) enter into any contract with an officer, director, employee, agent or other similar representative of Parent or any of its Subsidiaries that is not terminable, without penalty or other liability, upon not more than 60 calendar days' notice;

          (t) declare, set aside, or pay any dividends on or make any other distributions (whether in cash, stock, or property) in respect of any of Parent's capital stock, or split, combine or reclassify any of Parent's capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of capital stock, or repurchase, redeem or otherwise acquire, directly or indirectly, any shares of its capital stock (or options, warrants or other rights exercisable therefore), except upon termination of employment at cost; or

          (u) take, propose to take, or agree in writing or otherwise to take, any of the actions described in Sections 6.1(a) through 6.1(t) or intentionally take any action which would cause the condition set forth in
     Section 8.2(a) not to be satisfied.

     SECTION 6.2 Access to Information.

     (a) Between the date hereof and the Effective Time and subject to applicable Law, Parent will give Company and its authorized representatives (including counsel, financial advisors, environmental consultants and auditors) reasonable access to all employees, plants, offices, warehouses and other facilities and to all books and records of Parent and its Subsidiaries, will permit Company to make such inspections as Company may reasonably require, and will cause Parent's officers and those of its Subsidiaries to furnish Company with such financial and operating data and other information in respect of the business, properties and personnel of Parent and its Subsidiaries as Company may from time to time reasonably request, provided that no investigation pursuant to this Section 6.3(a) shall affect or be deemed to modify any of the representations or warranties made by Parent; provided, however, that nothing contained in this Section 6.3 shall be interpreted to require Parent to disclose any source code or any information which it is prohibited from disclosing pursuant to the terms of a confidentiality undertaking to a third party.

     (b) Between the date hereof and the Effective Time, Parent shall furnish to Company (i) within five Business Days after the delivery thereof to management, such monthly financial statements and data as are regularly prepared for distribution to Parent management and (ii) at the earliest time they are available, such quarterly and annual financial statements as are prepared for Parent Board, which shall be in accordance with the books and records of Parent.

     (c) Parent will hold and will cause its authorized representatives to hold in confidence all documents and information furnished to Parent in connection with the transactions contemplated by this Agreement pursuant to the terms of the Confidentiality Agreement, which shall survive any termination of this Agreement in all respects

                                  ARTICLE VII
                              ADDITIONAL AGREEMENTS

     SECTION 7.1 Preparation of S-4 and the Joint Proxy Statement. Parent and the Company will, as promptly as practicable, (i) jointly prepare and will file with the SEC the Joint Proxy Statement in connection with the votes of the stockholders of the Company and shareholders of Parent in respect of the Merger and other matters related thereto, and (ii) Parent will file with the SEC the S-4 in connection with the registration under the Securities Act of the shares of Parent Common Stock issuable upon conversion of the Shares and the other transactions contemplated hereby, in which the Joint Proxy Statement will be included as a prospectus. Parent and the Company will, and will cause their accountants and lawyers to, use their reasonable best efforts to have or cause the S-4 to be declared effective as promptly as practicable after filing with the SEC, including causing their accountants to deliver necessary or required instruments such as opinions, consents and certificates, and will take any other action required or necessary to be taken under federal or state securities Laws or otherwise in connection with the registration process (other than qualifying to do business in any jurisdiction which it is not now so qualified or filing a general consent to service of process in any jurisdiction). The Company and Parent shall, as promptly as practicable after the receipt thereof, provide to the other party copies of any written comments and advise the other party of any oral comments in respect of the Joint Proxy Statement or the S-4 received from the staff of the SEC. Each of the Company and Parent will provide the other with a reasonable opportunity to review and comment on any amendment or supplement to the Joint Proxy Statement prior to filing with the SEC and will provide each other with a copy of all such filings with the SEC. Parent will provide the Company with a reasonable opportunity to review and comment on any amendment or supplement on the S-4 prior to filing with SEC and will provide the Company with a copy of all such filings with the SEC. Parent will advise the Company, promptly after it receives notice thereof, of the time when the Form S-4 has become effective or any supplement or amendment has been filed, the issuance of any stop order, the suspension of the qualification of the Parent Common Stock issuable in connection with the Merger for offering or sale in any jurisdiction, or any request by the SEC for amendment of the Form S-4 or comments thereon and responses thereto or requests by the SEC for additional information. Each of the Company and Parent will use its reasonable best efforts to cause the Joint Proxy Statement to be mailed to its stockholders at the earliest practicable date.

     SECTION 7.2 Letter of Accountants.

     (a) The Company shall use all reasonable best efforts to cause to be delivered to Parent a letter of Bierwolf, Nilson & Associates, the Company's independent auditors, dated as of the date on which the S-4 shall become effective and addressed to Parent, in form and substance reasonably satisfactory to Parent and customary in scope and substance for letters delivered by independent public accountants in connection with registration statements similar to the S-4.

     (b) Parent shall use all reasonable best efforts to cause to be delivered to the Company a letter of Grant Thornton LLP, the Parent's independent auditors, dated as of the date on which the S-4 shall become effective and addressed to the Company, in form and substance reasonably satisfactory to the Company and customary in scope and substance for letters delivered by independent public accountants in connection with registration statements similar to the S-4.

     SECTION 7.3 Meetings.

     (a) The Company shall take all lawful action to (i) cause a special meeting of its stockholders (the "Company Stockholder Meeting") to be duly called and held as soon as practicable after the effective date of the S-4 for the purpose of voting on the approval and adoption of this Agreement and approval of the Merger and related matters and (ii) subject to applicable Law, solicit proxies from its stockholders to obtain the Company Requisite Vote for the approval and adoption of this Agreement and approval of the Merger. The Company Board shall recommend approval and adoption of this Agreement and approval of the Merger by the Company's stockholders and the Company Board shall not withdraw, amend or modify in a manner adverse to Parent such recommendation (or announce publicly its intention to do so).

     (b) Parent shall take all lawful action to (i) cause a special meeting of its stockholders (the "Parent Stockholder Meeting") to be duly called and held as soon as practicable after the effective date of the S-4 for the purpose of
(A) voting on the approval and adoption of this Agreement and approval of the Merger and related matters, (B) voting on the approval and authorization of the increase of Parent's authorized shares of common stock to an amount sufficient for the consummation of the transactions contemplated by this Agreement, (C) voting on the approval and authorization of the 2004 Equity Incentive Plan, and
(D) voting on the approval of a change of Parent's name to "Trinity Learning Corporation"; and (ii) subject to applicable Law, solicit proxies from its stockholders to obtain the Parent Requisite Vote for the approval and adoption of this Agreement and approval of the Merger. Parent Board shall recommend approval and adoption of this Agreement and approval of (A), (B), (C), and (D), above, by the Parent's stockholders and the Parent Board shall not withdraw, amend or modify in a manner adverse to the Company such recommendation (or announce publicly its intention to do so).

     SECTION 7.4 Government Filings; Reasonable Best Efforts; Litigation.

     (a) Subject to the terms and conditions of this Agreement and applicable Law, each party will use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws to consummate the Merger and the other transactions contemplated by this Agreement. In furtherance and not in limitation of the foregoing, each party hereto shall, if required under the HSR Act, (i) make an appropriate filing of a Notification and Report Form pursuant to the HSR Act in respect of the transactions contemplated hereby as promptly as practicable and in any event within ten Business Days of the date hereof and to supply as promptly as practicable any additional information and documentary material that may be requested pursuant to the HSR Act and use its reasonable best efforts to take, or cause to be taken, all other actions consistent with this Section 6.4 necessary to cause the expiration or termination of the applicable waiting periods under the HSR Act as soon as practicable; and (ii) make appropriate filings required under any other applicable Antitrust Law (as hereinafter defined) in respect of the transactions contemplated hereby as promptly as practicable and to supply as promptly as practicable any additional information and documentary material that may be requested by the applicable Governmental Entities administering such Laws and use its reasonable best efforts to take, or cause to be taken, all other action consistent with this
Section 6.4 necessary to secure the applicable clearances or approvals under such Laws as soon as practicable. For purposes of this Agreement, "Antitrust Law" means the Sherman Act, as amended, the Clayton Act, as amended, the HSR Act, the Federal Trade Commission Act, as amended, and all other Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening of competition through merger or acquisition.

     (b) Each of Parent and the Company shall, in connection with the efforts referenced in Section 7.4(a) to obtain all requisite approvals and authorizations for the transactions contemplated by this Agreement under the HSR Act or any other Antitrust Law, use its reasonable best efforts subject to applicable Law to (i) cooperate in all respects with each other in connection with any filing or submission and in connection with any investigation or other inquiry, including any proceeding initiated by a private party; (ii) keep the other party informed in all material respects of any material communication received by such party from, or given by such party to, the Federal Trade Commission (the "FTC"), the Antitrust Division of the Department of Justice (the "DOJ") or any other Governmental Entity and of any material communication received or given in connection with any proceeding by a private party, in each case regarding any of the transactions contemplated hereby; and (iii) permit the other party to review any material communication given by it to, and consult with each other in advance of any meeting or conference with, the FTC, the DOJ or any such other domestic or foreign Governmental Entity or, in connection with any proceeding by a private party, with any other Person, and to the extent permitted by the FTC, the DOJ or such other applicable domestic or foreign Governmental Entity or other Person, give the other party the opportunity to attend and participate in such meetings and conferences.

     (c) In furtherance and not in limitation of the covenants of the parties contained in Sections 7.4(a) and (b), each of Parent and the Company shall, subject to applicable Law, use its reasonable best efforts to resolve such objections if any, as may be asserted by a Governmental

Entity or other Person in respect of the transactions contemplated hereby under any Antitrust Law. In connection with the foregoing, if any administrative or judicial action or proceeding, including any proceeding by a private party, is instituted (or threatened to be instituted) challenging any transaction contemplated by this Agreement as violative of any Antitrust Law, each of Parent and the Company shall cooperate in all respects with each other and use its respective reasonable best efforts to contest and resist any such action or proceeding and to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts consummation of the transactions contemplated by this Agreement. Notwithstanding the foregoing or any other provision of this Agreement, nothing in this Section
7.4 shall (i) limit a party's  right to  terminate  this  Agreement  pursuant to
Section 9.2 so long as such party has up to then complied in all material respects with its obligations under this Section 7.4, (ii) require Parent to dispose or hold separate any part of its business or operations or agree not to compete in any geographic area or line of business or (iii) require Parent to dispose or hold separate any part of the Company's business or operations or agree to cause the Company not to compete in any geographic area or line of business which would in any such case impair in any material respect any of the benefits intended to be derived by Parent after the Effective Time as a result of the Merger.

     (d) The Company agrees that in connection with any litigation which may be brought against the Company or its directors relating to the transactions contemplated hereby, the Company will keep Parent, and any counsel which Parent may retain at its own expense, informed of the course of such litigation, to the extent Parent is not otherwise a party thereto. The Company agrees that it will consult with Parent prior to entering into any settlement or compromise of any such litigation, and that no such settlement or compromise will be entered into without Parent's prior written consent, which consent shall not be unreasonably withheld.

     SECTION 7.5 Acquisition Proposals. Until the Effective Time or earlier termination of this Agreement pursuant to Article IX and except as provided in
Section 5.2, neither Parent nor the Company will, nor will they permit any of their Subsidiaries to, nor will they authorize or permit any officer, director or employee of or any investment banker, attorney, accountant or other advisor or representative of, Parent or the Company, respectively, or any of their Subsidiaries to, directly or indirectly, (i) solicit, initiate or encourage the submission of any Acquisition Proposal or (ii) participate in any discussions or negotiations regarding, or furnish to any Person any information in respect of, or take any other action to facilitate, any Acquisition Proposal or any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Acquisition Proposal. "Acquisition Proposal" means an inquiry, offer or proposal regarding any of the following (other than the transactions contemplated by this Agreement) involving Parent, Merger Sub, the Company or any of their respective Subsidiaries: (w) any merger, consolidation, share exchange, recapitalization, business combination or other similar transaction; (x) any sale, lease, exchange, mortgage, pledge, transfer or other disposition of all or substantially all the assets of such party and its Subsidiaries, taken as a whole, in a single transaction or series of related transactions; (y) any tender offer or exchange offer for 20% or more of such party's outstanding shares or the filing of a registration statement under the

Securities Act in connection therewith; or (z) any public announcement of a proposal, plan or intention to do any of the foregoing or any agreement to engage in any of the foregoing.

     SECTION 7.6 Public Announcements. Each of Parent, Merger Sub and the Company will mutually agree on the issuance of any press release or otherwise making any public statements in respect of the transactions contemplated by this Agreement, including, the Merger, and shall not issue any such press release or make any such public statement prior to such agreement, except as may be required by applicable Law or by obligations pursuant to any listing agreement with NASDAQ, as determined by Parent, Merger Sub or the Company, as the case may be.

     SECTION 7.7 Notification of Certain Matters. The Company shall give prompt notice to Parent and Merger Sub, and Parent and Merger Sub shall give prompt notice to the Company (which notice may be in the form of an amendment to the Company Disclosure Schedule or Parent Disclosure Schedule in accordance with
Section 7.15), of (i) the occurrence or nonoccurrence of any event the occurrence or nonoccurrence of which would be likely to cause any representation or warranty contained in this Agreement to be untrue or inaccurate prior to the Effective Time, so as to cause the conditions set forth in Article VIII hereof to fail to be satisfied, or (ii) any material failure of the Company, Parent or Merger Sub, as the case may be, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder so as to cause the conditions set forth in Article VIII hereof to fail to be satisfied; provided, however, that the delivery of any notice pursuant to this Section 7.7 shall not cure such breach or non-compliance or limit or otherwise affect the remedies available hereunder to the party receiving such notice.

     SECTION 7.8 Tax-Free Reorganization Treatment. The parties hereto intend that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Code. Each of the parties hereto shall, and shall cause its respective Subsidiaries to, use its reasonable best efforts to cause the Merger to so qualify. The parties will use their reasonable best efforts to cause the opinions of counsel contemplated by Sections 8.2(e) and 8.3(d) to be timely delivered, including providing all supporting representations reasonably requested by such counsel and customary in scope and substance.

     SECTION 7.9 Employee Matters. Except as contemplated by this Agreement, Parent and the Company will and will cause the Surviving Corporation to honor the obligations of the Company or any of its Subsidiaries under the provisions of each Company Benefit Plan and Company Employee Arrangement; provided that the Company shall have the right at any time to amend or terminate any such Company Benefit Plan or Company Employee Arrangement in accordance with its terms.

     SECTION 7.10 Intentionally omitted.

     SECTION 7.11 SEC and Other Filings. Each of Parent and the Company shall promptly provide the other party (or its counsel) with copies of all filings made by the other party or any of its Subsidiaries with the SEC or any other state, federal or foreign Governmental Entity in connection with this Agreement and the transactions contemplated hereby.

     SECTION 7.12 Fees and Expenses.  Whether or not the Merger is  consummated, all Expenses incurred in connection with this Agreement and the transactions contemplated hereby and thereby shall be paid by the party incurring such Expenses, except (a) Expenses incurred in connection with the filing, printing and mailing of the S-4, which shall be shared equally by the Company and Parent,
(b) the filing fees required under the HSR Act, which shall be shared equally by the Company and Parent and (c) if applicable, as provided in Sections 9.3(b) and/or 9.4(b). As used in this Agreement, "Expenses" includes all out-of-pocket expenses (including all fees and expenses of counsel, accountants, investment bankers, experts and consultants to a party hereto and its affiliates) incurred by a party or on its behalf in connection with, or related to, the authorization, preparation, negotiation, execution and performance of this Agreement and the transactions contemplated hereby, including the preparation, filing, printing and mailing of the Joint Proxy Statement and the S-4 and the solicitation of stockholder approvals and all other matters related to the transactions contemplated hereby.

     SECTION 7.13 Obligations of Merger Sub. Parent will take all action necessary to cause Merger Sub to perform its obligations under this Agreement and to consummate the Merger on the terms and conditions set forth in this Agreement.

     SECTION 7.14 Anti-takeover Statutes. If any Takeover Statute is or may become applicable to the Merger, each of Parent and the Company shall use their reasonable best efforts to permit the transactions contemplated by this Agreement, as applicable, to be consummated as promptly as practicable on the terms contemplated hereby and otherwise act to eliminate or minimize the effects of any Takeover Statute on the Merger.

     SECTION 7.15 Amendment of Disclosure Schedules. Parent and Merger Sub and the Company shall each have the right, subject to the provisions of Sections 9.3 and 9.4, to amend the Parent Disclosure Schedules and the Company Disclosure Schedules, respectively, at any time prior to the earlier of (i) the filing of the S-4 or (ii) thirty (30) days after the date of this Agreement. Upon receipt of the amended Company Disclosure Schedules, Parent shall have five (5) Business Days to either accept such amended schedules or terminate this Agreement. Upon receipt of the amended Parent Disclosure Schedules, the Company shall have five
(5) Business Days to either accept such amended schedules or terminate this Agreement.

                                  ARTICLE VIII
                    CONDITIONS TO CONSUMMATION OF THE MERGER

     SECTION 8.1 Conditions to Each Party's Obligations to Effect the Merger. The respective obligations of each party to consummate the transactions contemplated by this Agreement are subject to the fulfillment at or prior to the Effective Time of each of the following conditions:

          (a) The Merger shall have been approved and adopted by the Company Requisite Vote and the Parent Requisite Vote.

          (b) Any waiting periods applicable to the Merger under the HSR Act shall have expired or early termination thereof shall have been granted and any waiting periods or consents under any comparable foreign antitrust Laws shall have expired or been obtained.

          (c) There shall not be in effect any Law of any Governmental Entity of competent jurisdiction restraining, enjoining or otherwise preventing consummation of the transactions contemplated by this Agreement and no Governmental Entity shall have instituted any proceeding which continues to be pending seeking any such Law.

          (d) The S-4 shall have been declared effective by the SEC and shall be effective at the Effective Time, and no stop order suspending effectiveness shall have been issued and no action, suit, proceeding or investigation by the SEC or any state securities regulator to suspend the effectiveness thereof shall have been initiated and be continuing.

          (e) NASDAQ (or another national exchange mutually agreeable to the Company and Parent) shall have confirmed to Parent that, following the Merger, Parent's common stock will continue to be listed on the NASDAQ SmallCap Market (or other national exchange mutually agreeable to the Company and Parent.

     SECTION 8.2 Conditions to the Obligations of Parent and Merger Sub. The respective obligations of Parent and Merger Sub to consummate the transactions contemplated by this Agreement are subject to the fulfillment at or prior to the Effective Time of each of the following additional conditions, any or all of which may be waived in whole or part by Parent to the extent permitted by applicable Law:

     (a) The representations and warranties of the Company contained herein shall have been true in all respects when made and on and as of the Closing Date as though made on and as of the Closing Date (except for representations and warranties made as of a specified date, which shall speak only as of the specified date), except where the failure to be true, individually or in the aggregate, has not had or is not reasonably expected to have a Material Adverse Effect on the Company and its Subsidiaries taken as a whole.

     (b) The Company shall have performed or complied in all material respects with all agreements and covenants contained herein required to be performed or complied with by it prior to or at the time of the Closing.

     (c) The Company shall have delivered to Parent a certificate, dated the date of the Closing, signed by the President of the Company (but without personal liability thereto), certifying as to the fulfillment of the conditions specified in Sections 8.2(a) and 8.2(b).

     (d) Parent shall have received an opinion from the Company's tax counsel reasonably acceptable to Parent dated the Effective Time, to the effect that (i) the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Code; and (ii) each of Parent, Merger Sub and the Company will be a party to the reorganization within the meaning of Section 368(b) of the Code.

     (e) Parent shall have received an opinion from the Company's legal counsel reasonably acceptable to Parent dated the Effective Time in a form customary with respect to the transactions contemplated hereby.

     (f) All authorizations, consents or approvals of a Governmental Entity (other than those specified in Section 8.1(b)) required in connection with the execution and delivery of this Agreement and the performance of the obligations hereunder shall have been made or obtained, without any limitation, restriction or condition that is reasonably expected to have a Material Adverse Effect on the Company and its Subsidiaries taken as a whole (or an effect on Parent and its Subsidiaries that, were such effect applied to the Company and its Subsidiaries, would be reasonably expected to have a Material Adverse Effect on the Company), except for such authorizations, consents or approvals, the failure of which to have been made or obtained is not reasonably expected to have a Material Adverse Effect on the Company and its Subsidiaries taken as a whole (or an effect on Parent and its Subsidiaries that, were such effect applied to the Company and its Subsidiaries, would be reasonably expected to have a Material Adverse Effect on the Company).

     (g) [Intentionally omitted.]

     (h) Parent and each of Doug Cole, Edward Mooney and Cris Larson shall have entered into employment agreements in the form reasonably acceptable to Parent.

     (i) No more than two percent  (2%) the  stockholders  of the Company  shall
have  elected  any  appraisal  rights  or  associated   payments  under  Section
16-10a-1302 through 1331 of the URBCA.

     (j) Bengur Bryan & Co. shall have delivered a to Parent an opinion to the effect that, as of the date of such opinion, the Exchange Ratio is fair to the stockholders of Parent from a financial point of view, and such opinion has not been withdrawn or modified.

     SECTION 8.3 Conditions to the Obligations of the Company. The obligations of the Company to consummate the transactions contemplated by this Agreement are subject to the fulfillment at or prior to the Effective Time of each of the following conditions, any or all of which may be waived in whole or in part by the Company to the extent permitted by applicable Law:

     (a) The representations and warranties of Parent and Merger Sub contained herein shall be true in all respects when made and on and as of the Closing Date as though made on and as of the Closing Date (except for representations and warranties made as of a specified date, which shall speak only as of the specified date), except where the failure to be true, individually or in the aggregate, has not had or is not reasonably expected to have a Material Adverse Effect on Parent and its Subsidiaries taken as a whole.

     (b) Parent shall have performed or complied in all material respects with all agreements and covenants contained herein required to be performed or complied with by it prior to or at the time of the Closing.

     (c) Parent shall have delivered to the Company a certificate, dated the date of the Closing, signed by the President of Parent (but without personal liability thereto), certifying as to the fulfillment of the conditions specified in Sections 8.3(a) and 8.3(b).

     (d) The Company shall have received an opinion from its tax counsel reasonably acceptable to the Company, dated the Effective Time, to the effect that (i) the Merger will qualify as a reorganization within the meaning of
Section 368(a) of the Code; and (ii) each of Parent, Merger Sub and the Company will be a party to the reorganization within the meaning of Section 368(b) of the Code. The issuance of such opinion shall be conditioned on the receipt by such tax counsel of representation letters from each of the Parent, Merger Sub and the Company, substantially in the forms attached hereto as Exhibits D and E. Each such representation letter shall be dated on or before the date of such opinion and shall not have been withdrawn or modified in any material respect.

     (e) Parent and each of Robert Gwin and Benjamin Fink shall have entered into amended employment agreements in the form reasonably acceptable to the Company.

     (f) Doherty, LLC (the "Company's Financial Advisor") shall have delivered to the Company Board its opinion, to the effect that, as of the date of such opinion, the Exchange Ratio is fair to the stockholders of the Company from a financial point of view, and such opinion has not been withdrawn or modified.

     (g) Each of the Company Stock Options, Company Warrants and Company Convertible Notes shall have been assumed and/or replaced as provided in Section 2.2.

     (h) Parent and Merger Sub shall cause Parent's board of directors upon the Effective Time to consist of eight (8) directors. Such directors shall be comprised of: (i) six (6) directors designated by the Company, (ii) two (2) of directors designated by Parent. Four (4) of the directors designated by the Company and one (1) of the directors designated by Parent shall be "independent directors" as such term is defined in NASDAQ marketplace rule 4200(14).

     (i) The Company shall have received an opinion from Parent's legal counsel reasonably acceptable to the Company dated the Effective Time in a form customary with respect to the transactions contemplated hereby.

                                   ARTICLE IX
                         TERMINATION; AMENDMENT; WAIVER

     SECTION 9.1 Termination by Mutual Agreement. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after the approval of the Merger by the Company Requisite Vote and Parent Requisite Vote referred to in Section 8.1(a), by mutual written consent of the Company and Parent by action of their respective boards of directors.

     SECTION 9.2 Termination by Either Parent or the Company. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by action of the board of directors of either Parent or the Company if:

     (a) the Merger shall not have been consummated by June 30, 2004, whether such date is before or after the date of approval of the Merger by the Company Requisite Vote (the "Termination Date"); provided, however, that if either Parent or the Company reasonably determines in good faith that additional time is necessary in connection with obtaining any consent, registration, approval, permit or authorization required to be obtained from any Governmental Entity, the Termination Date may be extended by Parent or the Company from time to time by written notice to the other party to a date not beyond August 31, 2004;

     (b) the Company Requisite Vote and Parent Requisite Vote shall not have been obtained at the Company Stockholder Meeting or Parent Stockholder Meeting, respectively, or at any adjournment or postponement thereof;

     (c) any Law permanently restraining, enjoining or otherwise prohibiting consummation of the Merger shall become final and non-appealable (whether before or after the approval of the Merger by the Company Requisite Vote); or

     (d) any Governmental Entity shall have failed to issue an order, decree or ruling or to take any other action which is necessary to fulfill the conditions set forth in Sections 8.1(b), 8.1(d) and 8.2(f), as applicable, and such denial of a request to issue such order, decree or ruling or take such other action shall have been final and non-appealable;

provided,  however,  that the right to terminate this Agreement pursuant to this
Section 9.2 shall not be available to any party that has breached in any material respect its obligations under this Agreement in any manner that shall have proximately contributed to the occurrence of the failure of the Merger to be consummated.

     SECTION 9.3 Termination by the Company.

     (a) This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by action of the Company Board if:

          (i) the Merger shall not have been approved by the Company Requisite Vote; or

          (ii) there is a material breach by Parent or Merger Sub of any representation, warranty, covenant or agreement contained in this Agreement that cannot be cured and would cause a condition set forth in Section 8.3(a), 8.3(b) or 8.3(c) to be incapable of being satisfied as of the Termination Date.

          (iii) the average price per share of Parent's Common Stock during the twenty (20) - Business Day period ending on the third Business Day prior to the Company's stockholder vote on this Agreement and the Merger is less than $0.50; or

          (iv) elected by the Company pursuant to Section 7.15;

          (v) if the Company has not received a written fairness opinion from Doherty LLC as provided in Section 8.3(f) on or before February 27, 2004 supporting the oral opinion disclosed in Section 3.21; provided that this termination right must be exercised on or before the fifth Business Day following such date.

     (b) Parent shall pay to Company a termination fee equal to $500,000 within thirty (30) days of Company's written notice of a termination: (i) pursuant to
Section 9.3(a)(ii); or, (ii). pursuant to Section 9.3(a)(iv) because the disclosure in the amended Parent Disclosure Schedule should have been made on the date of this Agreement and reflects or results in a Material Adverse Effect on or to Parent. In no event shall Parent's aggregate liability for termination fees exceed $500,000. Notwithstanding anything to the contrary, such termination fee shall be the sole and exclusive remedy for any breach by Parent or Merger Sub of any representation, warranty, covenant or agreement contained in this Agreement, other than a willful breach, that cannot be cured and would cause a condition set forth in Section 8.3(a) or 8.3(b) to be incapable of being satisfied as of the Termination Date.

     SECTION 9.4 Termination by Parent.

     (a) This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by Parent, if:

          (i) the Merger shall not have been approved by the Parent Requisite Vote; or

          (ii) there is a material breach by the Company of any representation, warranty, covenant or agreement contained in this Agreement that cannot be cured and would cause a condition set forth in Section 8.2(a), 8.2(b) or 8.2(c) to be incapable of being satisfied as of the Termination Date.

          (iii) the average price per share of Parent's Common Stock during the twenty (20) - Business Day period ending on the third Business Day prior to the Company's stockholder vote on this Agreement and the Merger (the "Assumed Value") is greater than $2.00; provided, however, that Parent may not terminate this Agreement under this subsection (iii) if the Company elects to accept a lower Exchange Ratio such that the value of the Parent stock (based on the Assumed Value) received by the Company stockholders equals $2.00 per share of Company Common Stock.

          (iv) elected by Parent pursuant to Section 7.15.

          (v) if Parent has not received a written fairness opinion from Bengur Bryan & Co. as provided in Section 8.2(i) on or before February 27, 2004 supporting the oral opinion disclosed in Section 4.21; provided that this termination right must be exercised on or before the fifth Business Day following such date.

     (b) The Company shall pay to Parent a termination fee equal to $500,000 within thirty (30) days of Parent's written notice of a termination: (i) pursuant to Section 9.4(a)(ii); or, (ii) pursuant to Section 9.4(a)(iv) because the disclosure in the amended Company Disclosure Schedule should have been made as of the date of this Agreement and reflects or results in a Material Adverse Effect on or to the Company. In no event shall the Company's aggregate liability for termination fees exceed $500,000. Notwithstanding anything to the contrary, such termination fee shall be the sole and exclusive remedy for any breach by the Company of any representation, warranty, covenant or agreement contained in this Agreement, other than a willful breach, that cannot be cured and would cause a condition set forth in Section 8.3(a) or 8.3(b) to be incapable of being satisfied as of the Termination Date.

     SECTION 9.5 Effect of Termination and Abandonment. In the event of termination of this Agreement and the abandonment of the Merger pursuant to this
Article VIII, this Agreement (other than this Section 9.5, Sections 5.3(b) and 7.12, 9.3(b) and 9.4(b), and Article X) shall become void and of no effect with no liability on the part of any party hereto (or of any of its directors, officers, employees, agents, legal and financial advisors, or other representatives); provided, however, that except as otherwise provided herein, no such termination shall relieve any party hereto of any liability or damages resulting from any willful breach of this Agreement.

     SECTION 9.6 Amendment. This Agreement may be amended by action taken by the Company, Parent and Merger Sub at any time before or after approval of the Merger by the Company Requisite Vote and the Parent Requisite Vote but, after any such approval, no amendment shall be made which requires the approval of such stockholders under applicable Law without such approval. This Agreement may not be amended except by an instrument in writing signed on behalf of the parties hereto.

     SECTION 9.7 Extension; Waiver. At any time prior to the Effective Time, each party hereto (for these purposes, Parent and Merger Sub shall together be deemed one party and the Company shall be deemed the other party) may (i) extend the time for the performance of any of the obligations or other acts of the other party, (ii) waive any inaccuracies in the representations and warranties of the other party contained herein or in any document, certificate or writing delivered pursuant hereto, or (iii) waive compliance by the other party with any of the agreements or conditions contained herein. Any agreement on the part of either party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party hereto to assert any of its rights hereunder shall not constitute a waiver of such rights.

                                   ARTICLE X
                                  MISCELLANEOUS

     SECTION 10.1 Entire Agreement; Assignment.

     (a) This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement between the parties hereto in respect of the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties in respect of the subject matter hereof, other than the Confidentiality Agreement (which shall remain in effect).

     (b) Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by operation of Law (including by merger or consolidation) or otherwise without the prior written consent of the other parties. Any assignment in violation of the preceding sentence shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by the parties and their respective successors and permitted assigns.

     SECTION  10.2   Nonsurvival  of   Representations   and   Warranties.   The
representations and warranties made herein by the parties hereto shall not survive the Effective Time. This Section 10.2 shall not limit any covenant or agreement of the parties hereto which by its terms contemplates performance after the Effective Time or after termination of this Agreement.

     SECTION 10.3 Notices. All notices, requests, instructions or other documents to be given under this Agreement shall be in writing and shall be deemed given (i) five Business Days following sending by registered or certified mail, postage prepaid, (ii) when sent if sent by facsimile; provided, however, that the facsimile is promptly confirmed by telephone confirmation thereof,
(iii) when delivered,  if delivered  personally to the intended  recipient,  and
(iv) one Business Day following sending by overnight delivery via a national courier service, and in each case, addressed to a party at the following address for such party:

           if to Merger Sub or to
           Parent, to:                      ProsoftTraining
                                            410 North 44th Street, Suite 600
                                            Phoenix, Arizona 85008
                                            Attention:  Robert Gwin
                                            Facsimile: 602-794-4198

           with copies to:                  Jeffrey G. Korn
                                            #8 - 1515 Resaca Blvd.
                                            Austin, TX 78738
                                            Facsimile: 512-692-1808

                                            Hewitt & O'Neil LLP
                                            19900 MacArthur Boulevard
                                            Suite 1050
                                            Irvine, CA 92612
                                            Attention:  William L. Twomey
                                            Facsimile:  (949) 798-0511

           if to the Company, to:           Trinity Learning Corporation
                                            1831 Second Street
                                            Berkeley, CA 94710
                                            Attention: President
                                            Facsimile: (510) 540-9313

           with a copy to:                  Parsons, Behle & Latimer, PLC
                                            333 South 520 West, Suite 220
                                            Lindon, Utah 84042
                                            Attention: Brent Christensen
                                            Facsimile: (801) 852-0392

     or to such other address or facsimile number as the Person to whom notice is given may have previously furnished to the other in writing in the manner set forth above.

     SECTION 10.4 Governing Law. This Agreement shall be governed by and construed in accordance with the Laws of the State of Utah, without giving effect to the choice of Law principles thereof.

     SECTION 10.5 Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

     SECTION 10.6 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and its successors and permitted assigns.

     SECTION 10.7 Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

     SECTION 10.8 Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States located in the State of Utah or in Utah state court, this being in addition to any other remedy to which they are entitled at Law or in equity. In addition, each of the parties hereto (a) consents to submit itself to the personal jurisdiction of any federal court located in the State of Utah or any Utah state court in the event any dispute arises out of this Agreement or any of the transactions contemplated hereby, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (c) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated hereby in any court other than a federal or state court sitting in the State of Utah.

     SECTION 10.9 Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

     SECTION 10.10 Interpretation.

     (a) The words "hereof," "herein," "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, paragraph, exhibit, and schedule references are to the articles, sections, paragraphs, exhibits, and schedules of this Agreement unless otherwise specified. Whenever the words "include," "includes," or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation," the word "or" shall mean "and/or." All terms defined in this Agreement shall have the defined meanings contained herein when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms. Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, qualified or supplemented, including (in the case of agreements and instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted successors and assigns.

     (b) The phrases "the date of this Agreement," "the date hereof," and terms of similar import, unless the context otherwise requires, shall be deemed to refer to February 22, 2004. The phrase "made available" in this Agreement shall mean that the information referred to has been actually delivered to the party to whom such information is to be made available.

     (c) The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

     SECTION 10.11 Definitions. As used herein,

     (a) "beneficial ownership" or "beneficially own" has the meaning provided in Section 13(d) of the Exchange Act and the rules and regulations thereunder.

     (b) "Business Day" shall mean any day other than Saturday, Sunday or any day on which banks in Salt Lake City, Utah are required or authorized by Law to be closed for business.

     (c) "know" or "Knowledge" means, in respect of any party, the actual Knowledge of the officers and employees of such party actively participating in the negotiation of this agreement and related due diligence activities, without any requirement to undertake an independent investigation, provided that, (i) in the case of the Company, such officers and employees shall be limited to those Persons named in Section 10.11(c) of the Company Disclosure Schedule, and (ii) in the case of Parent, such officers and employees shall be limited to those Persons named in Section 10.11(c) of the Parent Disclosure Schedule.

     (d) "Material Adverse Effect" means in respect of any entity, any material adverse effect on (i) the assets, properties, financial condition or results of operations of such entity and its Subsidiaries taken as a whole, other than (A) any change, circumstance, effect or development relating to the training, content and certification industries (it being understood that this clause (A) shall not exclude, in the case of any Material Adverse Effect with respect to either party, any change, circumstance, effect or development relating to the training, content and certification industries or economy in general in any location in which such entity operates or owns assets that materially disproportionately impacts such party), (B) any change, circumstance, effect or development arising out of or resulting from actions contemplated by the parties in connection with, or which is attributable to, the announcement of this Agreement and the transactions contemplated hereby (including loss of customers, suppliers or employees or the delay or cancellation of orders for products), or
(C) any shareholder litigation or litigation by any Governmental Entity, in each case brought or threatened against such entity or any member of its board of directors in respect of this Agreement or the transactions contemplated hereby; provided that any change in the market price or trading volume of the Company Common Stock or Parent

Common Stock shall not, in and of itself, constitute a Material Adverse Effect, or (ii) the ability of such party to consummate the transactions contemplated by this Agreement.

     (e) "Person" means an individual, corporation, limited liability company, partnership, association, trust, unincorporated organization, other entity or group (as defined in the Exchange Act).

     (f)  "Subsidiary"   means,  in  respect  of  any  party,  any  corporation,
partnership or other entity or organization, whether incorporated or unincorporated, of which (i) such other party or any other subsidiary of such party is a general partner (excluding such partnerships where such party or any subsidiary of such party does not have a majority of the voting interest in such partnership) or (ii) at least a majority of the securities or other interests having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions in respect of such corporation or other organization is directly or indirectly owned or controlled by such party or by any one or more of its subsidiaries, or by such party and one or more of its subsidiaries.


                [THE REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed on its behalf as of the date first above written.

                                        TRINITY LEARNING CORPORATION


                                        By:________________________________
                                           Name:
                                           Title:


                                        PROSOFTTRAINING

                                        By:________________________________
                                           Name:
                                           Title:


                                        MTX ACQUISITION CORP.

                                        By:________________________________
                                           Name:
                                           Title:

GLOSSARY OF DEFINED TERMS  [[[TO BE UPDATED]]]
   Defined Terms                                             Defined in Section
   -------------                                             ------------------


Acquisition Proposal...................................................6.5(a)
Antitrust Law..........................................................6.4(a)
Assumed Stock Option...................................................2.2(a)
beneficial ownership..................................................9.11(a)
beneficially own......................................................9.11(a)
Benefit Plans......................................................3.13(a)(i)
Benefits Integration Date................................................6.10
Business Day..........................................................9.11(b)
CERCLA.............................................................3.15(a)(i)
Articles of Merger........................................................1.2
Certificates..............................................................2.4
Closing...................................................................1.3
Closing Date .............................................................1.3
Code.................................................................Recitals
Company..............................................................Preamble
Company Balance Sheet.....................................................3.4
Company Balance Sheet Date................................................3.4
Company Board..........................................................3.3(b)
Company Common Stock...................................................2.1(b)
Company Disclosure Schedule.......................................Article III
Company Employees........................................................6.10
Company Option Plans......................................................2.2
Company Permits..........................................................3.12
Company Requisite Vote.................................................3.3(b)
Company Rights Agreement.................................................3.26
Company SEC Reports.......................................................3.4
Company Securities.....................................................3.2(a)
Company Stock Option......................................................2.2
Company Stockholder Meeting...............................................6.3
Confidentiality Agreement..............................................5.3(c)
URBCA.....................................................................1.1
DOJ....................................................................6.4(b)
Effective Time............................................................1.2
Employee Arrangements.............................................3.13(a)(ii)
Environmental Law..................................................3.15(a)(i)
ERISA..............................................................3.13(a)(i)
Exchange Act..............................................................3.4
Exchange Agent............................................................2.3
Exchange Fund.............................................................2.3
Exchange Ratio.........................................................2.1(b)
Exempt Acquired Person.................................................8.5(b)
Expenses.................................................................6.13
Company's Financial Advisor..............................................3.21

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FTC....................................................................6.4(b)
GAAP......................................................................3.4
Governmental Entity.......................................................3.8
Hazardous Material................................................3.15(a)(ii)
HSR Act...................................................................3.8
Indemnified Party(ies).................................................6.7(a)
Intellectual Property.................................................3.20(a)
IRS...................................................................3.13(b)
know..................................................................9.11(c)
Knowledge.............................................................9.11(c)
Law.......................................................................3.9
Leased Facilities.....................................................3.10(a)
Lien...................................................................3.2(b)
Material Adverse Effect...............................................9.11(d)
Material Contracts....................................................3.18(a)
Merger....................................................................1.1
Merger Consideration...................................................2.1(b)
Merger Sub...........................................................Preamble
Option Agreement.....................................................Recitals
Owned Facilities......................................................3.10(a)
Parent...............................................................Preamble
Parent Balance Sheet......................................................4.3
Parent Balance Sheet Date.................................................4.3
Parent Board...........................................................4.2(b)
Parent Common Stock..................................................Recitals
Parent Disclosure Schedule.........................................Article IV
Parent Plan..............................................................6.10
Parent SEC Reports........................................................4.3
Parent Shares.............................................................4.5
Person ...............................................................9.11(e)
Product..................................................................3.24
Company Proxy Statement...................................................3.7
Real Property Lease...................................................3.10(c)
Release..........................................................3.15(a)(iii)
Remedial Action...................................................3.15(a)(iv)
Retirement Plan.......................................................6.10(a)
S-4.......................................................................3.7
SAR....................................................................2.2(d)
SEC....................................................................2.2(d)
Division..................................................................1.2
Securities Act............................................................3.4
Share(s)...............................................................2.1(b)
Subsidiary............................................................9.11(f)
Superior Proposal......................................................6.5(a)
Surviving Corporation.....................................................1.1
Tax(es)..................................................................3.16
Tax Return(s)............................................................3.16
Termination Date ......................................................8.2(a)
Voting Agreement.....................................................Recitals
WARN..................................................................3.14(d)